SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)

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GERMAN AMERICAN BANCORP, INC.
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GERMAN AMERICAN BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2019
We are pleased to notify you that we will hold the 2019 annual meeting of our shareholders on Thursday, May 16, 2019, at 6:30 P.M., Eastern Time, at the Klub Haus 61, 2031 Newton Street, Jasper, Indiana, for the following purposes:

1.	To elect four (4) directors, each to serve until the 2022 annual meeting of our shareholders;

2.	To approve and adopt the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan, as a replacement for the expiring 2009 Employee Stock Purchase Plan;

3.	To approve and adopt the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan, as a replacement for the expiring 2009 Long Term Equity Incentive Plan;

4.	To approve, on an advisory basis, the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the meeting.

Our Board of Directors has established the close of business on March 11, 2019 as the “record date” for this annual meeting. This means that you are entitled to vote at this meeting (in person or by legally-appointed proxy) if our stock records show that you owned our Common Shares at that time.
We invite you to attend this annual meeting in person. Even if you plan to attend, please complete, sign and date the accompanying proxy and return it to our agent promptly in the enclosed postage-paid envelope - or, vote by Internet or by telephone by following the instructions in the accompanying Proxy Statement.

GERMAN AMERICAN BANCORP, INC.

CLAY W. EWING Secretary

April 1, 2019
Jasper, Indiana

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PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS OF
GERMAN AMERICAN BANCORP, INC.
to be held May 16, 2019
INTRODUCTION
The Board of Directors of German American Bancorp, Inc. is soliciting proxies from shareholders for its use at the 2019 annual meeting of shareholders, and at any adjournment or adjournments of that meeting. The annual meeting is scheduled to be held on Thursday, May 16, 2019, at 6:30 P.M., Eastern Time, at the Klub Haus 61, 2031 Newton Street, Jasper, Indiana.
To improve readability, German American Bancorp, Inc., which has prepared this proxy statement, will sometimes speak in this document in the first-person (using words such as “we” or “our” or “us”) and will address its shareholders using second-person words (such as “you” or “your”). We will also sometimes refer to German American Bancorp, Inc., as “the Company.” References to the Board of Directors of the Company in this proxy statement will usually be shortened to “our Board.” References to our “Proxy Committee” will refer to U. Butch Klem and M. Darren Root, who are designated by the proxy cards that accompany this proxy statement as being the persons who are authorized to vote at the annual meeting those shares that are owned of record by shareholders that sign and return such proxy cards.
We are mailing this proxy statement, together with our 2018 annual report (Form 10-K) and summary annual report, a proxy card and an invitation to attend our annual meeting, to our shareholders on or about April 1, 2019.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 16, 2019:
This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available free of charge at www.edocumentview.com/GABC.

INFORMATION ABOUT THE MEETING AND VOTING
Purposes of the Meeting
The purposes of the annual meeting are:

1.	To elect four (4) directors, each to serve until the 2022 annual meeting of our shareholders;

2.	To approve and adopt the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan, as a replacement for the expiring 2009 Employee Stock Purchase Plan;

3.	To approve and adopt the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan, as a replacement for the expiring 2009 Long Term Equity Incentive Plan;

4.	To approve, on an advisory basis, the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the meeting.

Shareholders Entitled to Vote at the Meeting
Our Board has established the close of business on March 11, 2019 as the “record date” for this annual meeting. This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned our Common Shares at that time. As of this record date, 24,967,458 of our common shares were issued and outstanding, held by approximately 3,684 registered shareholders of record. Each issued and outstanding Common Share as of the record date is entitled to one vote on each matter properly to come before the annual meeting and can be voted only if the record owner of that share, determined as of the record date, is present in person at the meeting or represented by proxy.
Voting Shares By Proxy That You Hold In Your Name
You have three choices:

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VOTE BY INTERNET - www.envisionreports.com/GABC. Use the Internet to transmit your voting instructions up until 1:00 A.M. Central Time on May 16, 2019. Have your proxy card in hand when you access the web site. Follow the steps outlined on the secured website.

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VOTE BY PHONE - 1-800-652-VOTE (8683). Call toll free within the United States, Canada, and Puerto Rico any time on a touch tone telephone up until 1:00 A.M. Central Time on May 16, 2019. There is NO CHARGE to you for the call. Have your proxy card in hand when you call. Follow the instructions provided by the recorded message.

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VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or mail it to Proxy Services, c/o Computershare Investor Services, PO BOX 505008, Louisville, KY  40233-9814.

Voting Shares That You Hold in Brokerage or Similar Accounts
Many shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the annual meeting. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.
If you hold your shares through a broker and you do not timely provide your broker with specific instructions on how to vote your shares, your broker will not be authorized to cast a vote on your behalf on Proposals 1, 2 or 3, but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 4. In such cases, a “broker non-vote” may be entered with respect to your shares on Proposal 1, 2 and 3 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares.
Your Voting Options on Each of the Proposals
You may vote “for” or “withhold” (meaning you choose to withhold from our Proxy Committee your authority to vote) with respect to the election of each nominee for director (Proposal 1 on the proxy card).
You may vote “for,” “against” or “abstain” with respect to:

•	the adoption of the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (Proposal 2 on the proxy card);

•	the adoption of the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (Proposal 3 on the proxy card); and

•	the nonbinding advisory proposal on the approval of the appointment of Crowe LLP (Proposal 4 on the proxy card).

If any other matter is properly brought before the meeting and you have returned a proxy card (thereby appointing our Proxy Committee, or their designees, to vote your shares), your shares will be voted on that matter in accordance with the discretion and judgment of the Proxy Committee. You will have no opportunity on the proxy card to direct the Proxy Committee as to such matters due to their presently unknown nature.

Our Board’s Voting Recommendations
Our Board recommends that you vote:

•	FOR the election as directors of the four (4) individuals named as its nominees in this proxy statement (Proposal 1 on the proxy card);

•	FOR the approval and adoption of the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (Proposal 2 on the proxy card);

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FOR the approval and adoption of the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (Proposal 3 on the proxy card); however, in assessing this recommendation, shareholders should consider that the members of the Board of Directors have a conflict of interest, because all of such members are eligible to receive grants under the 2019 Long-Term Equity Incentive Plan; and

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FOR the approval, on an advisory basis, of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal 4 on the proxy card).

As noted above, if any other matter is properly brought before the annual meeting, the Company - through the individuals named on the enclosed proxy card acting as our Proxy Committee, or their designees, and pursuant to the authorization granted under the proxy card - will vote your shares on that matter in accordance with the discretion and judgment of the Proxy Committee.
Required Votes to Elect Directors
Four (4) positions on our Board are scheduled to be filled by vote of the shareholders at the annual meeting. As a shareholder, you are entitled to cast one vote per share for each of up to four (4) nominees for election as directors at the annual meeting, but you may not cumulate your votes (in other words, you may not cast votes representing four (4) times the number of your shares entitled to vote in favor of a single nominee). Directors are elected from among the nominees by a plurality of the votes that are cast among all nominees; this means the individuals whose names are validly placed into nomination at the meeting who receive the four (4) highest number of votes cast “for” their election will be elected as directors of the Company. A properly returned proxy indicating “withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. “Broker non-votes” will not be counted as votes cast on the proposal and will have no effect on the election of directors.
Required Vote to Approve Proposals
Proposals other than the election of directors require approval by a majority of the votes cast at the Annual Meeting, provided a majority of the outstanding common shares is represented and entitled to vote at the Annual Meeting. Shares voted “for” proposals and shares represented by returned proxies that do not contain instructions to vote against the proposal or to abstain from voting will be counted as shares cast for the approval of the proposal. Abstentions and broker non-votes will not be treated as votes cast “for” or “against” the proposal but shall be included for purposes of determining whether a quorum is present. While a majority of the votes cast at the meeting will approve the proposal to approve the appointment of Crowe LLP, please note that, because the vote on the appointment of Crowe LLP is advisory in nature, the results of such vote will not be binding upon our Board or its committees.
Quorum
Indiana law provides that any shareholder action at a meeting requires that a quorum exist with respect to that meeting. Once a share is represented for any purpose at a meeting, it is deemed by Indiana law to be present for quorum purposes for the remainder of the meeting and (unless a new record date is or must be set for any such adjournment) any adjournment of that meeting.
A majority of the common shares entitled to vote at this meeting, present either in person or by proxy, will constitute a quorum for all purposes at the meeting. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.
Shares held of record by shareholders who (in person or by proxy) abstain from voting on any or all proposals (and shares represented by “broker non-votes,” described above under “Voting Shares That You Hold in Brokerage or Similar Accounts”) will be included in the number of shares present at the meeting for purposes of determining the presence of a quorum. However, abstentions and broker non-votes as to any proposal will not be considered to be votes that have been “cast” on that proposal and therefore will not affect the outcome of the vote on any proposals described by this proxy statement.
Voting on Possible Other Matters
We are not aware that any person intends to propose that any matter, other than the four (4) numbered proposals specifically described by this proxy statement, be presented for consideration or action by our shareholders at our annual meeting. If any such other matter should properly come before the meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the votes cast, unless our articles of incorporation or bylaws or applicable law require otherwise. If you vote by proxy, you will be granting our Proxy Committee authority to vote your shares on any such other matter in accordance with their discretion and judgment.
Revocation of Proxies or Voting Instructions
A shareholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the annual meeting by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Secretary. If a shareholder of record has voted via the Internet or by telephone, such shareholder may also change that vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting by ballot at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless a shareholder gives proper written notice of revocation to the Secretary before the proxy is exercised or the shareholder votes by ballot at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.
Solicitation of Proxies
Our Board is making this solicitation of proxies for our annual meeting. Our Company will bear all costs of such solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

Our full Board currently consists of thirteen (13) directors, after having increased its size from the ten (10) directors who were members of our Board at the time of the conclusion of the 2018 annual meeting of the Company’s shareholders. Two new directors, Zachary W. Bawel and Jason M. Kelly, were appointed to our Board, after having been identified and recruited by the Governance/Nominating Committee of the Board in order to return the number of directors to at least (12) twelve. Lee A. Mitchell was appointed to our Board as a result of the Company’s merger with First Security, Inc.

Our Board is divided into three classes, and directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the shareholders elect one class of directors at each annual meeting. The current classification of our Board is:

Terms expiring at this annual meeting:	Zachary W. Bawel, Lonnie D. Collins, J. David Lett, and Thomas W. Seger

Terms expiring at the 2020 annual meeting:	Christina M. Ernst, Chris A. Ramsey, M. Darren Root, and Mark A. Schroeder

Terms expiring at the 2021 annual meeting:	Marc D. Fine, Jason M. Kelly, U. Butch Klem, Lee A. Mitchell, and Raymond W. Snowden

Mr. Collins, however, is not eligible to stand for re-election at this year’s annual meeting because he has attained the mandatory retirement age specified by our Company’s Bylaws (which provide that a director may not be elected after reaching the age of 69 years). In light of the vacancy that will result from Mr. Collins’ retirement and in accordance with our Company’s Bylaws, our Board has elected to reduce the number of directors from thirteen (13) to twelve (12) effective as of the date of this year’s annual meeting. In addition, in order that the number of directors in each of our Board’s three (3) classes are as nearly equal as possible, effective as of the date of this year’s annual meeting, Mr. Mitchell will be moved to the class standing for election at this year’s annual meeting.

Taking into consideration the anticipated vacancy and reclassification, our Board, on the recommendation of the Governance/Nominating Committee, has nominated Messrs. Bawel, Lett, Mitchell and Seger for re-election at this year’s annual meeting. If re-elected, each of these four (4) nominees will serve on our Board until the 2022 annual meeting, or until his successor is duly elected and qualified in accordance with the Company’s Bylaws. If any of these nominees should become unable to accept election, our Proxy Committee may vote for other person(s) selected by our Board. Our Board has no reason to believe that any of the nominees will be unable to accept election.

The tables below present certain information concerning our Board’s nominees for election at this year’s annual meeting, followed by information concerning those Board members who are not standing for election this year and whose term of office will continue after the annual meeting. This information includes their present principal occupations, which have been the same for the last five years, unless otherwise noted. The biographies of each of the nominees and continuing directors below contain information regarding the experiences, qualifications, attributes or skills that caused the Governance/Nominating Committee and our Board to determine that the person should be re-elected (or should continue to serve even if not standing for re-election) as a director for the Company in 2019.
Following these tables is information concerning our corporate governance and committee structures. We have noted in the tables the Committee memberships of those directors who serve on those standing committees about which information is provided elsewhere in this document, namely our Compensation/Human Resources, Audit, and Governance/Nominating Committees. Our directors also serve on other committees of our Board and the board of directors of the Company’s banking subsidiary that are not required to be described by this proxy statement and which are therefore not identified in these listings.
Elsewhere in this proxy statement you will find information concerning the numbers of our common shares that are beneficially owned by each of our directors (see “OWNERSHIP OF OUR COMMON SHARES BY OUR DIRECTORS AND EXECUTIVE OFFICERS”) and information regarding the compensation of our directors (see “EXECUTIVE AND DIRECTOR COMPENSATION”). We urge you to review all of this information when deciding how to vote on Proposal 1.

Our Board recommends that you vote FOR all four (4) of the nominees named below.

The following persons have been nominated for election to the Board:

Nominees for Election at this Annual Meeting (with Terms to Expire at the 2022 annual meeting)
Zachary W. Bawel
Zachary W. Bawel, 54, was appointed to our Board effective July 1, 2018, after having been identified and recruited by the Governance/Nominating Committee of our Board. He is also a member of the Compensation/ Human Resources Committee of our Board. Mr. Bawel is President & COO of Jasper Engines & Transmissions, a 100% Associate-Owned, 77 year-old Jasper, Indiana based company with over 3,200 employees nationwide. He has over 30 years of sales, distribution and management experience with the company, having served as President since 2011. Mr. Bawel currently also serves on the executive committee and on the board of directors of Jasper Engines, is a member of the advisory board of WireCrafters LLC, the nation’s leading manufacturer of woven and welded wire partitions and other related material handling products and is a board member at Brake Supply, based in Evansville, Indiana. He also has prior banking experience having previously served on the Company’s advisory board for its South Central Region, consisting of the Indiana counties of Dubois, Perry and Spencer, since 2013. The Board believes that Mr. Bawel’s strong business acumen, solid base of banking experience and understanding of the Company’s business model and culture are valuable resources to our Board and the Company.

J. David Lett
J. David Lett, 66, a director of the Company since 2000 and a member of its Governance/Nominating Committee, has practiced law for over 36 years with Lett & Jones, a law firm in Martin County, Indiana (part of the Company’s southern Indiana market area) that provides legal services to a wide range of individual, governmental and organizational clientèle in Martin, Daviess and Dubois Counties. Mr. Lett’s professional and civic relationships and stature within these communities position him well to offer valuable insight and perspective on a variety of matters relating to the Company’s banking, insurance, investment, and trust services.

Lee A. Mitchell
Lee A. Mitchell, 54, was appointed to our Board effective October 29, 2018, as a result of the merger with First Security, Inc. (“First Security”). Mr. Mitchell, who had served as a director of First Security since 1998, has owned and operated the L. Mitchell Farms since 1984. He is also President and Chief Executive Officer of Amino Health, Inc., a position he has held since January, 2018. Our Board believes that Mr. Mitchell’s knowledge of the markets in which First Security has operated and his familiarity with First Security’s personnel and history make his service as a director valuable to the Company.

Thomas W. Seger
Thomas W. Seger, 61, has served as a director of the Company since his election to a newly-created board seat, effective August 16, 2011 and is Chairman of our Board’s Compensation/Human Resources Committee and is a member of our Governance/Nominating Committee. Mr. Seger is President of Wabash Valley Produce, Inc., a large poultry producer, headquartered in Dubois, Indiana, an officer of Simple Transport, Inc., which is also located in Dubois, Indiana, and an owner of Farbest Foods. As a result of his almost 40 years of experience in poultry and agriculture, Mr. Seger brings to our Board unique perspectives based on his knowledge of the agricultural industry on a local, regional, and national level. In addition, Mr. Seger’s many years of experience in human resource management with Wabash Valley enhance his effectiveness as Chairman of our Compensation/Human Resources Committee.

The following persons will continue as directors:
Continuing Directors of the Class with Terms Expiring at the 2020 Annual Meeting
Christina M. Ernst
Christina M. Ernst, 69, has been a director of the Company since 2004 and presently serves as a member of the Board's Compensation/Human Resources and Audit Committees. In 2018, she retired as Chairman and CEO of Miller Construction Company, Inc., an electrical power line contractor based in Vincennes, Indiana, when it was acquired by INTREN, one of the nation’s largest certified Women Business Enterprise specialty utility contractors. She sits on the board of this 1,700 employee, $500 million revenue Chicago based company. Ms. Ernst is also a trustee for, and a member of the investment committee of, a Taft Hartley benefit fund where she oversees the investment of approximately $700 million of assets. Prior to her 2016 election as Chairman and CEO of Miller Construction, Ms. Ernst had served as President and CEO since 1988. Ms. Ernst previously served on the board of directors of another publicly held community bank holding company based in Vincennes, Indiana, prior to its acquisition by a larger bank in 1998. She currently serves as Vice Chairman of the board of the Vincennes University Foundation. Our Board believes that Ms. Ernst brings to it varied business and investment management experiences, and knowledge of Vincennes, Indiana and the surrounding Knox County community.

Chris A. Ramsey
Chris A. Ramsey, 62, has served as a director of the Company since his election to a newly-created board seat, effective January 1, 2011. Mr. Ramsey is president of Ramsey Enterprises, LLC (a real estate company based in Tell City, Indiana) and the owner of several businesses in the construction and real estate industry with over 39 years’ experience in real estate. Mr. Ramsey has served on the boards of directors of the former Bank of Evansville, the former Tell City National Bank (Tell City, Indiana) and former First National Bank (Cannelton, Indiana). Mr. Ramsey therefore brings valuable bank director experience, as well as, real estate experience to our Board.

M. Darren Root
M. Darren Root, 58, was appointed to the Board effective January 1, 2013. Mr. Root serves as the Chairman of the Audit Committee of our Board. Mr. Root is President and founding member of RootAdvisors LLC, a Bloomington, Indiana-based accounting firm, and CEO of Rootworks LLC, a membership-based consulting firm dedicated to educating small and mid-size accounting firms on technology, practice management, marketing, branding and more. Mr. Root holds CPA, CITP (Certified Information Technology Professional), and CGMA (Chartered Global Management Accountant) credentials. Mr. Root is the author of “The Intentional Accountant” and co-authored the books “The E-Myth Accountant” and “Youtility for Accountants.” He is the former Executive Editor of CPA Practice Advisor. Our Board believes that Mr. Root’s knowledge base in the areas of accounting, audit, finance, and technology enhances Board and Audit Committee decision-making, and that he brings a depth of knowledge of the Bloomington, Indiana market area to the Board.

Mark A. Schroeder
Mark A. Schroeder, 65, has served as a director of the Company since 1991, as its Chief Executive Officer since 1999 and as its Chairman since 2009. Mr. Schroeder, who was licensed as a certified public accountant in Indiana in 1995, has over 40 years of day-to-day banking experience, including experience as the Company’s chief lending officer and as the Company’s chief financial officer and chief operating officer. Mr. Schroeder is active in Indiana and national industry organizations, including the boards of directors of leading state and national community banking industry associations, and since 2007 has served as Vice Chairman of the Board of Members of the Indiana Department of Financial Institutions, an official agency of the State of Indiana that oversees the banking and finance industry. Our Board believes that Mr. Schroeder’s banking industry knowledge and experience, and his insights as CEO, are invaluable.

Continuing Directors of the Class with Terms Expiring at the 2021 Annual Meeting
Marc D. Fine
Marc D. Fine, 59, has served as a director of the Company since his election in 2011. Mr. Fine was a director of the former Bank of Evansville, having been among its founding director group in 2001. Mr. Fine has practiced business law in Evansville, Indiana since 1984 and was a founding partner of the law firm of Rudolph, Fine, Porter & Johnson, LLP, in Evansville. Rudolph, Fine, Porter & Johnson, LLP merged in 2014 with Jackson Kelly PLLC. Mr. Fine is currently a member of the Executive Committee of Jackson Kelly PLLC. He is also active in many civic and community organizations and is a Commissioner of the Indiana Gaming Commission (since 2008), an official agency of the State of Indiana that oversees the state’s gaming industry. Our Board believes that Mr. Fine’s experience in business (including the banking business), state government, and law, in addition to his involvement in the Evansville business and civic communities, is of significant benefit to it.

Jason M. Kelly
Jason M. Kelly, 44, was appointed to our Board effective January 1, 2019, after having been identified and recruited by the Governance/Nominating Committee of our Board. Mr. Kelly is President and CEO of Servus, Inc., a Jasper, Indiana-based company that owns and operates 60 McAlister Deli, Denny’s, Wendy’s and Grandy’s restaurants throughout Indiana. He has held that position since 2009. Immediately prior to joining Servus, Mr. Kelly held the position of CFO of a regional commercial real estate developer in Indianapolis, Indiana, after having spent eight years in the public home building sector. He also has prior banking experience having previously served on German American’s advisory board for its South Central Region, consisting of the Indiana counties of Dubois, Perry and Spencer, from 2013 to 2016. Mr. Kelly’s experience operating successful businesses within our market area and his solid base of banking experience and understanding of the Company’s business model and culture bring value to our Board and the Company.

U. Butch Klem
U. Butch Klem, 69, has served as a director of the Company since 2004, is Chairman of the Governance/Nominating Committee of our Board and is a member of its Compensation/Human Resources Committee.  He has been our Board’s “lead independent director” since 2009.  Mr. Klem is currently acting as an advisor to the new owners of the U. B. Klem Furniture Company, a furniture manufacturer based in Jasper, Indiana, that he founded in 1973.  Prior to selling the company in 2018, Mr. Klem served as its President and CEO.   With his track record as a successful entrepreneur and his deep understanding of sales, human resources, accounting and finance, Mr. Klem provides our Board with leadership and invaluable business insight.

Raymond W. Snowden
Raymond W. Snowden, 69, was appointed to our Board effective February 1, 2014, to fill a newly-created Board seat. He is also serving as a member of our Board’s Audit Committee. Mr. Snowden is the Board Chairperson of Jasper, Indiana-based Memorial Hospital and Health Care Center. He also was the Center’s President and Chief Executive Officer from 1999 to April 2015, and has over 31 years of management experience in the health care industry. He also serves as a Board member for the Welborn Baptist Foundation in Evansville, and is a past Board member of the Vincennes University-Jasper Foundation, Genesis Health Alliance, Indiana Hospital Association, Patoka Valley Healthcare Cooperative and of Dubois Strong (formerly Dubois County Area Development Corporation). Mr. Snowden therefore brings health care industry knowledge to our Board, as well as insights into economic development initiatives in our heritage banking markets.

Board Leadership Structure
Our Board is led by a lead independent director and by a Chairman of the Board. The lead independent director assists our Board in assuring effective corporate governance and serves as chairperson of meetings of the independent directors that are held without the presence of any directors who may at that time be deemed not to be independent. The lead independent director also chairs meetings of our Board during any meetings or portions of meetings if the Chairman of the Board is absent. The Chairman of the Board chairs meetings of our Board (other than the separate sessions only of the Board’s independent directors) and of our shareholders. Mr. Klem is our Board’s lead independent director and Mr. Schroeder (our Chief Executive Officer) is our Chairman of the Board.
Our Board believes that this leadership structure is the most appropriate for our Company. Our Board believes that it benefits by the efficiencies achieved in having the role of CEO and Chairman combined in the same individual (Mr. Schroeder), and that the detailed knowledge of our day-to-day operations and business possessed by our Chairman of the Board as a result of his also acting as our CEO greatly enhances the decision-making processes of our Board as a whole. The independence of the Board as a whole is not compromised, however, as a result of the active involvement of Mr. Klem as the designated lead independent director, who is in a position to ensure that the powers and duties of the Chairman are being handled responsibly despite the dual role held by the Chairman as CEO. Furthermore, consistent with NASDAQ listing requirements, the independent directors regularly meet in independent sessions without Mr. Schroeder in attendance.
Director Independence
In accordance with rules of The NASDAQ Stock Market, our Board affirmatively determines the independence of each Director and nominee for election as a Director. Our Board has determined that each of the Directors of the Company (identified above) is independent under the definitions and interpretations of NASDAQ because none of them have any relationship with the Company that, in the opinion of our Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director, except that Mark A. Schroeder is not independent because he is the Chairman and Chief Executive Officer of the Company.
Our Board has not established its own definitions (different from the definitions and interpretations of NASDAQ) for determining whether its members are independent, but rather reviews such independence determinations on the basis of the total mix of information available to our Board at the time of the making of each such determination. Included in this information are any relationships (such as the ordinary course loan transactions by the Company’s bank subsidiary with members of our Board and their related persons, or the membership of directors in law firms that may provide legal services to the Company and its subsidiaries) that the Company has or may have with its directors that are disclosed in the Company’s most recent proxy statement or that become known to our Board from time to time after the issuance of that proxy statement.
Subsidiary Board Memberships
All members of our Board also serve on the board of directors of German American Bank, our wholly-owned bank subsidiary, and, if applicable, upon the same committees of the bank subsidiary board of directors as they serve on our Board. In addition:

•
several of our directors participate in selected meetings of the separate advisory boards of certain banking regions of our bank subsidiary, as follows: Mr. Bawel, South Central Region; Mr. Lett, West Region; Mr. Fine, Southwest Region; Mr. Root, North Region; Mr. Collins, East Region and Mr. Klem, floats between Regions.

•
Directors Ernst, Lett, Schroeder, and Ramsey are members of the boards of directors of two of our other principal operating subsidiaries, German American Investment Services, Inc. and German American Insurance, Inc.

Risk Oversight
All members of our Board oversee the management of our Company’s affairs directly and through its committees. In doing so, our Board acts at all times with a view to the best interests of our Company and our shareholders. In fulfilling its mandate, our Board, among other matters, is responsible for reviewing the principal risks of our Company’s business to ensure the appropriate systems are in place to manage these risks. The Audit Committee of our Board is charged with the responsibility to assist our Board in monitoring our principal financial risks and the processes employed to manage such risks. In discharging its mandate, the Audit Committee of our Board discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management practices. The Company’s management also keeps our Board informed of cybersecurity developments by providing periodic reports on cybersecurity metrics and updates on preventive measures being taken to avoid attacks. As the Company reviews and updates it cybersecurity plans and policies, it will continue to take the steps necessary to ensure effective Board oversight of this area and will provide disclosures relating to such oversight that are consistent with the SEC’s recent “Statement and Guidance on Public Company Cybersecurity Disclosures.”
Committees and Attendance
Our Board held twelve (12) meetings during 2018. All of the directors who acted as such at any time during 2018 attended at least 75% of the aggregate number of meetings of our Board and the committees on which he or she served that were held during 2018.
Our Board has standing committees that address issues relating to audit, executive compensation, corporate governance and director nominations:

•
The Audit Committee, presently consisting of Directors Ernst, Root (Chairman) and Snowden, met five (5) times in 2018. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements and internal control over financial reporting.

•
The Compensation/Human Resources Committee, presently consisting of Directors Bawel, Ernst, Klem, and Seger (Chairman), met two (2) times during 2018. The Compensation/Human Resources Committee reviews compensation for the executives and officers, other than our Executive Officers that are covered in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, and makes recommendations to our Board with respect to the compensation of such Executive Officers.

•
The Governance/Nominating Committee, presently consisting of Directors Klem (Chairman), Lett and Seger, met three (3) times during 2018. The Governance/Nominating Committee assists our Board with respect to the composition, performance and functioning of our Board (including the recommendation of nominees for election or appointment to our Board) and the effectiveness of the Company’s corporate structure and governance.

Each of the members of the Audit Committee, Compensation/Human Resources Committee and the Governance/Nominating Committee is an independent director, as that term is defined by the listing standards of NASDAQ. In addition, each member of the Audit Committee and of the Compensation/Human Resources Committee satisfies the additional independence requirements specified by those listing standards for audit committee members and compensation committees, respectively.

Corporate Governance Guidelines
The Board’s Corporate Governance Guidelines are available for review by shareholders in the Corporate Profile - Governance Documents section of the Investor Relations portion of the Company’s web site, www.germanamerican.com). These Guidelines address (among other matters):

•	the composition and structure of the board, including the independence of directors and board leadership, each of which are discussed above;

•	the criteria and procedures for assessing the effectiveness and suitability for service of directors and proposed directors;

•	the responsibilities and compensation of directors;

•	the identification, structure and composition of the committees of our Board;

•
the policy of our Board to hold executive sessions of the independent board members (without the presence of management or other directors deemed by our Board not to be independent) in connection with each regularly scheduled Board meeting, and at other times as necessary; and

•	procedures by which shareholders may communicate with our Board.
In addition, the Corporate Governance Guidelines establish expectations for ownership of our common stock by our non-employee directors and our Chief Executive Officer. Under these guidelines, non-employee directors are expected to attain an investment position in shares of our common stock (measured by the same rules as are used for determining the number of shares beneficially owned in our annual meeting proxy statement) equal to a multiple of three times their current annual cash retainer and the Chief Executive Officer is expected to attain an investment position in our common shares equal to three times his or her base salary. Exceptions to these ownership guidelines may be approved by the lead independent Director for good reason.
Director Nominations Process
Our Board adopted a charter for the Governance/Nominating Committee in 2013 and reviewed and confirmed the charter’s continued adequacy and effectiveness at its annual reorganization meeting in June 2018. The charter directs the Governance/Nominating Committee to evaluate candidates for nomination by our Board for election to our Board, and specifies that our Board will consider for nomination for election to our Board only those candidates who are recommended for nomination by the Governance/Nominating Committee. A current copy of the charter is available for review by shareholders in the Corporate Profile - Governance Documents section of the Investor Relations portion of the Company’s web site, www.germanamerican.com.
In evaluating candidates for membership on our Board, the Governance/Nominating Committee is required by the charter to consider favorably those candidates who, in the Governance/Nominating Committee’s judgment, (a) possess demonstrated business and financial judgment, strategic thinking, general management experience or perspective, leadership, experience in industry with comparable complexities, general knowledge of financial services industry, and familiarity with local, state, regional and national issues affecting business; (b) have a background that serves our Board’s interest in a membership comprised of individuals with varied occupational experience and perspective; (c) have sufficient time to devote to the Company’s business; (d) possess the highest moral and ethical character and agree to uphold and assure compliance of the Company’s Code of Business Conduct; (e) have a history of community involvement and civic-mindedness; (f) are not engaged (directly or indirectly) in any activity adverse to, and do not serve on the board of directors of (or have any material ownership interest in), any other company whose interests are adverse to, or in conflict with, the Company’s interests; and (g) possess the ability to oversee, as a director, the business and affairs of the Company for the benefit of all constituencies of the Company.

The charter further specifies that, in connection with each annual meeting of shareholders, the Governance/Nominating Committee will consider candidates (based on individual qualifications and the needs of our Board as determined from time to time by the Governance/Nominating Committee) that have been recommended by shareholders for nomination at the annual meeting, if the recommendations are submitted by letter addressed to the attention of the Chairman of the Governance/Nominating Committee in care of the Secretary of the Company, mailed by registered or certified mail (return receipt requested), and received by the Secretary at the Company’s principal executive offices on or before December 1st of the year preceding the annual meeting for which the recommendation is made.
In addition to considering candidates who are recommended by shareholders, the Governance/Nominating Committee will meet from time to time with members of our Board, including the Chief Executive Officer and other officers who may be members of our Board, and with other Executive Officers of the Company with a view to identifying persons who may be qualified to serve on our Board. The Governance/Nominating Committee may also, in its discretion as granted by the charter, engage a third-party search firm to assist in identifying and evaluating potential candidates. All candidates (regardless of whether identified through shareholder recommendations) shall be evaluated according to the same standards, except that (a) incumbent directors who are standing for re-election may receive preference on account of their prior experience with the business and affairs of the Company, and (b) candidates who may be considered for election to our Board pursuant to any understanding or agreement negotiated by the Company with any third party may receive preference in accordance with the special terms of such understanding or agreement.
The charter provides that the Governance/Nominating Committee shall not recommend any candidate to our Board as a nominee for election as director unless such candidate (a) will be at least 25 years of age at the time of election (our Bylaws also provide that no person 69 years of age or older at time of election shall be elected to our Board, unless waived by our Board); (b) will not serve, at the time of election, as a director of more than two other companies that file reports with the Securities and Exchange Commission (“SEC”) under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (c) in the judgment of the members of the Governance/Nominating Committee, has the ability to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, (d) has not been involved in any legal proceedings of the type described by Item 401(f) of Regulation S-K of the SEC, which legal proceedings would be disclosable in the Company’s next proxy statement, and (e) will satisfy the director qualification requirements established from time to time by the Company’s Bylaws, unless the Governance/Nominating Committee has determined that it would be in the best interests of the Company for our Board to waive such Bylaws qualification requirements in respect of that particular candidate. In addition, the charter provides that the Governance/Nominating Committee shall consider candidates with a view to ensuring that at least two thirds of the members of our Board (assuming that all candidates recommended by the Governance/Nominating Committee are elected to our Board) will, as a result of prior service on our Board or otherwise, have business experience in the banking, insurance, or securities industries.
While the Company hopes and intends that the application of the above criteria will result in a board of directors that is comprised of individuals from different walks of life and experiences and will in that sense be a diverse group, the Governance/Nominating Committee has not adopted a diversity policy and does not consider race, gender, national origin or other traditional classifications in considering qualifications or desirability of a candidate for service on our Board of the Company. The Company desires the Board to be adequately diverse in order to ensure consideration of a variety of different perspectives. As such, the Board has committed to discussing and assessing the topic of diversity when determining who will fill the Board’s next vacancy.
The Governance/Nominating Committee recommended to our Board that the four (4) nominees named in this proxy statement, each an incumbent director, be nominated for election at this year’s annual meeting.
Communication with Directors and Director Attendance at Annual Meetings
Our Board has adopted a procedure by which shareholders may send communications to our Board as part of the Corporate Governance Guidelines. These Guidelines are available for review by shareholders in the Corporate Profile - Governance Documents section of the Investor Relations portion of the Company’s web site, www.germanamerican.com. Further, our Board had adopted a resolution that declares that it is the policy of this

Board that all members of our Board, regardless of whether they are standing for re-election at any such meeting, are strongly encouraged to attend each annual meeting of the shareholders of the Company that occurs during their tenure on our Board. All of the members of our Board who were in office at such time attended the 2018 annual meeting of shareholders.

OUR EXECUTIVE OFFICERS
Our Executive Officers are:

Name	Principal Positions	Age
Mark A. Schroeder	Chairman and Chief Executive Officer of the Company and its bank subsidiary; Director of the Company and its principal subsidiaries.	65
Clay W. Ewing	President and Secretary of the Company and President of its bank subsidiary.	63
Bradley M. Rust	Executive Vice President and Chief Financial Officer of the Company and its bank subsidiary.	52
Randall L. Braun	Executive Vice President and Chief Retail Banking and Development Officer of the Company and its bank subsidiary.	59
Keith A. Leinenbach	Executive Vice President and Chief Credit Officer of the Company and its bank subsidiary.	60
D. Neil Dauby	Executive Vice President and Chief Commercial Banking Officer of the Company and its bank subsidiary.	55
Mr. Schroeder has been our Chief Executive Officer, and each of Messrs. Ewing, Rust, Braun and Leinenbach has held Executive Officer positions with management responsibilities in his current functional area of responsibility for the Company and its subsidiaries, for the last five years. Mr. Dauby was designated as an Executive Officer of the Company for certain securities law purposes at the annual reorganization meeting of our Board of Directors held in 2016. Mr. Dauby, who holds a certified public accountant designation, joined German American in 2001, following a 15-year career in public accounting. He previously served as president of one of German American’s community banking subsidiaries.

OWNERSHIP OF OUR COMMON SHARES BY OUR DIRECTORS AND EXECUTIVE OFFICERS
The following table presents certain information as of March 11, 2019 regarding the beneficial ownership of our common shares by our directors and Executive Officers.

Name	Common Shares Beneficially Owned[1]		Percentage of Outstanding Shares

Zachary W. Bawel	3,231		*
Lonnie D. Collins	73,805	[2]	*
Christina M. Ernst	55,786	[3]	*
Marc D. Fine	37,592		*
Jason M. Kelly	451		*
U. Butch Klem	320,989	[4]	1.29%
J. David Lett	84,486	[5]	*
Lee A. Mitchell	86,600	[6]	*
Chris A. Ramsey	298,259	[7]	1.19%
M. Darren Root	12,242		*
Mark A. Schroeder	158,089	[8]	*
Thomas W. Seger	525,234	[9]	2.10%
Raymond W. Snowden	30,029	[10]	*
Clay W. Ewing	87,888		*
Bradley M. Rust	44,645	[11]	*
Randall L. Braun	14,729		*
Keith A. Leinenbach	37,370		*
D. Neil Dauby	16,219		*
All directors and Executive Officers as a group (18 persons)	1,975,653	[12,13]	7.91%
* Represents less than one percent.
1 Unless otherwise indicated in a footnote, each person possesses sole voting and investment powers with respect to the shares indicated as beneficially owned by him or her, and he or she is deemed to share voting and investment powers over shares indicated as held by a spouse, children or other family members residing with him or her or by partnerships or corporations with which he or she is associated.
2 Includes 69,508 shares held jointly by Mr. Collins and his spouse.
3 Includes 3,842 shares held by Ms. Ernst’s spouse.
4 Includes 750 shares held jointly by Mr. Klem and his spouse, and 144,501 shares owned by Mr. Klem’s spouse.
5 Includes 1,328 shares held jointly by Mr. Lett and his spouse, and 3,116 shares owned by Mr. Lett’s spouse.
6 Includes 4,151 shares held by Mr. Mitchell’s spouse, 2,676 shares held in a custodial account for the benefit of his children and 29,932 shares held in an irrevocable trust of which Mr. Mitchell is the trustee and his children are the beneficiaries.

7 Includes 8,871 shares held jointly by Mr. Ramsey and his spouse, and 270,066 shares held by companies of which Mr. Ramsey is an officer.
8 Includes 40,713 shares held jointly by Mr. Schroeder and his spouse.
9 Includes 329,495 held jointly by Mr. Seger and his spouse, 67,203 shares held in a Foundation of which Mr. Seger is administrator, and 125,826 shares owned by companies of which Mr. Seger is an officer.
10 Includes 29,707 shares held jointly by Mr. Snowden and his spouse, and 322 shares held by Mr. Snowden’s grandson.
11 Includes 16,465 shares held jointly by Mr. Rust and his spouse.
12 Includes 1,231,605 shares as to which voting and/or investment powers were shared by members of the group with others.
13 Also includes an aggregate of 88,009 shares that are held by the Company’s trust subsidiary in fiduciary accounts for customers. Our directors (by Board action) and Executive Officers may be deemed to have the power to direct the trust subsidiary’s voting decisions with respect to all of these fiduciary shares, and to direct the trust subsidiary’s disposition decisions with respect to all of these fiduciary shares. Our directors and Executive Officers have no pecuniary interest in any of these trust subsidiary shares. Further, any exercise by them of any power to direct the voting or disposition of these shares by the trust company would be subject to the trust company’s fiduciary duties under applicable law and the governing fiduciary instruments.

PRINCIPAL OWNERS OF COMMON SHARES
Listed below are the only individuals and entities known by the Company to beneficially own more than 5% of the outstanding common shares of the Company as of March 11, 2019 (assuming that their holdings have not changed from such other date as may be shown below):

Name	Common Shares Beneficially Owned	Percentage of Outstanding Shares
BlackRock, Inc.[1]	1,562,344[1]	6.3%[2]

1 Based solely on BlackRock, Inc.’s statement on Schedule 13G (Amendment No. 9) of beneficial ownership as of December 31, 2018, which was filed on February 4, 2019, with the SEC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
2 The percentage is calculated on the basis of 24,967,458 common shares outstanding as of March 11, 2019.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Audit Fees. The Company has paid, or expects to pay, audit fees (including cost reimbursements) to Crowe LLP, formerly known as Crowe Horwath LLP (“Crowe”) for services including the audit of the Company’s consolidated financial statements for the calendar years ended 2018 and 2017, the integrated audit over internal controls as required under Section 404 of the Sarbanes-Oxley Act for such years, the review of the interim consolidated financial statements included in quarterly reports during such years, the audit of HUD for 2018 and 2017, and the review of registration statements and providing related consents in the amount of $421,000 for 2018 and $270,000 for 2017.
Audit-Related Fees. The Company has paid, or expects to pay, fees (including cost reimbursements) to Crowe for audit-related services rendered during 2018 of $18,500 and during 2017 of $17,500. These services included audit-related consulting and the audit of the Captive Insurance Agency for 2018 and 2017.
Tax Fees. The Company has paid, or expects to pay, fees (including cost reimbursements) to Crowe for tax services rendered during 2018 of $92,770 and during 2017 of $121,000. These services included tax return preparation for the Company, the Captive Insurance Agency, an acquired entity, and the REIT, as well as assistance with tax reporting matters and consulting.
Pre-Approval by Audit Committee of Principal Accountant Services. The Audit Committee of our Board (or a member of the Audit Committee acting under authority delegated to him or her by the Audit Committee) approves in advance all services proposed to be performed for the Company or its subsidiaries by any independent registered public accounting firm that performs (or proposes to perform) audit, review or attest services for the Company or its subsidiaries. Under these SEC rules, the requirement for advance Audit Committee approval of services (other than audit, review or attest services) is waived if they were not recognized to be non-audit services at the time that the independent registered public accounting firm was engaged to provide those services, and certain other conditions are satisfied. None of the services of Crowe that were covered by the fees described above were performed without the prior approval of the Audit Committee (or the prior approval of a member of the Audit Committee acting under delegated authority) in reliance upon this waiver provision of the SEC rules.

REPORT OF THE AUDIT COMMITTEE
Our Board adopted an amended and restated charter for the Audit Committee in 2013 and reviewed and confirmed the charter’s continued adequacy and effectiveness at its annual reorganization meeting in 2018. The Audit Committee charter is available in the Corporate Profile - Governance Documents section of the Investor Relations portion of the Company’s web site, www.germanamerican.com. The charter states that the purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements and internal control over financial reporting. It is not, however, the Audit Committee’s responsibility under the charter to prepare and certify the Company’s financial statements, to guarantee the independent registered public accounting firm’s report, or to guarantee other disclosures by the Company. Audit Committee members are not employees of the Company and are not performing the functions of auditors or accountants. The Board has designated Mr. Root as an “Audit Committee Financial Expert.”
Independence of Audit Committee Members
The Audit Committee is currently comprised of three (3) members of our Board, whose names appear below this Report of Audit Committee. All of the members of the Audit Committee are independent, as that term is defined by NASDAQ listing requirements that are applicable to the members of the Company’s Audit Committee.
Review with Management and Independent Accountants
Management is responsible for the Company’s internal controls and its accounting and financial reporting processes. The independent registered public accounting firm is responsible for performing audits of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to oversee these processes.
In this context, the Audit Committee has met and held discussions with management and with Crowe, the independent registered public accounting firm for the Company, with respect to the Company’s consolidated financial statements for the calendar year 2018. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2018 were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 16 (Communication with Audit Committees).
The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board (PCAOB) Rule 3520, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining that firm’s independence.
Based upon the discussions and reviews referred to above, the Audit Committee has recommended to our Board that the consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE:

M. Darren Root, Chairman
Raymond W. Snowden
Christina M. Ernst

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis
The Compensation Discussion and Analysis (“CD&A”) explains our compensation program for the executive officers of the Company identified in the Executive Compensation section of this proxy statement (each, an “Executive Officer” and, collectively, the “Executive Officers”). The CD&A also describes the process followed by the Compensation/Human Resources Committee (the “Committee”) for making pay decisions, as well as its rationale for specific compensation related decisions related to 2018.
Our Compensation Objectives
Our Compensation/Human Resources Committee has the responsibility for establishing and reviewing our compensation philosophy objectives. The Committee also is charged with making recommendations to our Board regarding the compensation of the officers of the Company that are covered by Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, including the Executive Officers. In these roles, the Committee has sought to compensate our Executives Officers in a fair, reasonable, and competitive manner. In designing and implementing our compensation program for our Executive Officers, we primarily intend to:
•attract and retain highly-skilled executives in a competitive environment;
•provide financial incentives intended to align the Executive Officers’ interests with those of our shareholders; and
•pay relative to performance (the higher the performance, the greater the compensation reward).
The Company’s compensation philosophy seeks to reward “upside” via the short and long-term incentive plans when performance warrants such payouts.
How We Set Executive Compensation
The Company does not have employment agreements with the Executive Officers. As a result, the Committee has flexibility in recommending to the Board the annual compensation of the Executive Officers. We believe that not having employee agreements provides us with more flexibility and adaptability when making annual compensation decisions. It is the Company’s preference to not be bound by terms in an agreement for multiple years.
The Company has a Compensation Philosophy that provides guidance to the Committee when making decisions surrounding the compensation of the Executive Officers. Our philosophy generally targets near the market median (peer 50th percentile) for Executive Officer base salaries. We also place a strong emphasis on incentive compensation programs that provide an alignment between pay and performance. The Company believes in rewarding the Executive Officers with significant incentive compensation awards if Company performance is high versus peer (above 75th percentile). This is a critical piece in the compensation plan design at the Company and is realized through the ability of the Executive Officers to annually earn both short-term and long-term incentive payouts when performance justifies such awards.
The Company conducts triennial “say on pay” proposal advisory votes. At our annual meeting of shareholders held in 2017, and as required by the “say-on-pay” rules of the SEC, we sought the approval, on an advisory basis, of our shareholders, concerning our executive compensation program as described in the proxy statement for that meeting. A vast majority (approximately 98%) of our shareholders whose shares were present at the 2017 annual meeting and who voted (or affirmatively abstained from voting (excluding broker non-votes)) on the say-on-pay proposal voted to approve such compensation. Recognizing the shareholder support for current programs and policies, the Compensation/Human Resources Committee did not implement any significant changes to our executive compensation programs as a result of the 2017 shareholder advisory vote. The Compensation/Human Resources Committee intends to continue to monitor the results of our triennial “say-on-pay” proposal votes (the next shareholder advisory vote will be requested in 2020) and to incorporate such results as one of many factors considered in connection with the discharge of its responsibilities, although no such factor will likely be assigned a quantitative weighting.

In 2012, the Committee engaged Blanchard Consulting Group (“BCG”) (an independent third-party banking compensation consultant) to assist with executive compensation decisions. In 2016, BCG provided several reports to evaluate executive compensation and assess the Company’s pay compared to peers and industry best practices. The Committee continues to work with BCG on compensation matters, but no detailed studies were performed in 2017 or 2018.
Peer Group Selection and Analysis
Since 2012, the Committee has worked with BCG to determine and utilize a peer group of publicly traded banks which is evaluated annually and updated as needed. In 2018, the Company reviewed and assessed whether the 2017 peer group needed modifications for 2018. It was determined that the 2017 peer group remained appropriate for 2018, with the exception of two banks that were merged out of existence. The peer group was initially developed using banks with approximate assets between $1 billion and $5 billion and located in Indiana and surrounding states. The year-end 2018 median asset size of our peer group was $3.916 billion, with the Company’s assets at $3.929 billion.
As noted, the peer companies for 2018 remained the same as the 2017 peer group (with the exceptions of MainSource Financial Group, Inc. and Farmers Capital Bank Corporation, which were acquired and subsequently replaced with Park National Corporation and Republic Bancorp, Inc.). The two new peers were chosen based on similar criteria as noted above (asset size and geographical location). The peer group for 2018 includes the following 20 financial institutions:

Horizon Bancorp	S.Y. Bancorp, Inc.	Republic Bancorp, Inc.	MBT Financial Corp.
Independent Bank Corporation	Park National Corporation	Peoples Bancorp Inc.	LCNB Corp.
First Financial Corporation	1st Source Corporation	Mercantile Bank Corporation	Farmers National Banc Corp.
Lakeland Financial Corporation	Community Trust Bancorp, Inc.	First Busey Corporation	MutualFirst Financial Inc.
First Mid-Illinois Bancshares, Inc.	Midland States	QCR Holdings, Inc.	Macatawa Bank Corp
Independent Compensation Consultant
During 2018, the Compensation/Human Resources Committee continued to utilize Blanchard Consulting Group as its independent third-party compensation consultant. BCG is a national firm with an exclusive focus on the banking and financial services industry. BCG does not provide any services to the Company besides compensation consulting services. BCG reports directly to the Compensation/Human Resources Committee. The Committee continued to work with BCG in 2018, however, as mentioned previously, no detailed studies were performed. In 2018, BCG’s services consisted of proxy writing assistance. The Compensation/Human Resources Committee and executive management utilized BCG’s historical and 2016 reports to assist with executive compensation decisions during 2018, but did not solely rely on them. The ultimate decisions made by the Committee and management were a balance between internal views and strategy along with the outside perspective of our independent consultant. The Committee will again engage BCG to conduct a detailed executive compensation review and pay versus performance analysis in 2019.
Executive Pay Versus Peer Performance Analysis
The Compensation/Human Resources Committee engages BCG every two to three years to conduct a detailed pay versus performance analysis in order to measure the Company’s performance and evaluate its link to top executive pay compared to that of the peer group. The last analysis conducted by BCG was in 2016. In 2017 and 2018, the Committee conducted its own review of performance versus the peer group and included this analysis in its decision-making process for determining executive pay. The analysis evaluates 1-year performance, and 1-year executive compensation as compared to our current peer group. For each time period, the analysis reviewed alignment of the executive compensation of the Company’s and peers’ named executive officers (using Summary Compensation Table pay) compared to performance. The analysis continues to focus on multiple performance criteria as the Company and its independent consultant feel it is important to review performance from a well-balanced perspective. The analysis evaluates six financial measures: return on average equity (ROAE), core earnings per share (EPS) growth, 1-year total shareholder return (TSR), return on average assets (ROAA), efficiency ratio, and non-performing assets divided by assets (NPAs).
Following the same process as last year, the Company again reviewed the six metrics described above. The Company performance versus the peer group for 2018 was varied - some metrics ranked above the median and others were below. However, based upon this review, the Compensation/Human Resources Committee concluded that the Company’s overall performance was in line with the peer group median.
The Company continues to evaluate the alignment between compensation and performance for the top Executive Officers. This annual review as described above, ensures that the Company has a compensation program design for Executive Officers that is working in accordance with the Company’s compensation philosophy. It also allows us to easily compare our 2018 performance to historical performance.
Compensation Components
The executive compensation program consists of three basic elements:

•	base salary;

•	short-term cash incentive awards for annual performance; and

•	long-term incentive awards granted under the German American Bancorp 2009 Long-Term Equity Incentive Plan (the “2009 LTI Plan”) for performance over a longer period (typically three years).
The Company’s short and long-term incentive plans are designed to create a pay for performance structure that links executive pay to long-term shareholder value and strong financial performance. The 2016 compensation studies conducted by BCG verified consistency in driving the Bank’s strategy and performance through prospective incentive plans that mitigate risk and appropriately balance profitability, strategic, and quality related metrics. Our incentive plan designs were generally found to be consistent with industry best practices. In 2018, the incentive plan alignment with company goals was similar to the alignment of prior years.  We evaluate this alignment annually in order to support our pay for performance objectives. We believe our incentive plans for 2018 continue to remain appropriately aligned with company goals and our pay for performance philosophy.
In addition, we offer a 401(k) retirement plan and certain Executive Officers are also eligible for nonqualified deferred compensation plans. Messrs. Rust and Leinenbach are also each party to a supplemental executive retirement agreement with the Company’s bank subsidiary. See the Retirement/Deferred Compensation Benefits section for additional information on these agreements.
Base Salary
The Company attempts to provide the Executive Officers with a base salary that is market competitive with the salaries offered by other bank holding companies of comparable size in Indiana and the surrounding states. The Compensation Philosophy targets the median (50th percentile) of the competitive market for base salaries. The Committee determined the 2018 base salaries for the Executive Officers by reviewing market and peer comparisons provided by BCG’s 2016 report as well as the Company's review of the 2018 peer group base salaries by rank.  We also relied on recommendations from the CEO for each of the Executive Officers (except the CEO). Base salary decisions surrounding the CEO also incorporated such items as his tenure and the financial performance of the Bank. We also take into consideration experience of the individual, performance of the individual, and desired market positioning considering the incentive compensation program designs at the Company. The Committee then recommended to the Board that the CEO and each Executive Officer’s 2018 base salary be the value disclosed in the Summary Compensation Table (shown later in this document), and the Board accepted this recommendation. The base salary increases for the Executive Officers for 2018 (as compared to their base salaries in 2017) were as follows:

Executive	2018 Base Salary	2017 Base Salary	% Increase
Mr. Schroeder	$390,000	$375,000	4.0%
Mr. Ewing	$285,000	$275,000	3.6%
Mr. Rust	$250,000	$240,000	4.2%
Mr. Braun	$220,000	$210,000	4.8%
Mr. Leinenbach	$225,000	$215,000	4.7%
Mr. Dauby	$220,000	$210,000	4.8%
Executive Management Incentive Plan
For performance during 2018, the Company continued to maintain an Executive Management Incentive Plan (a “Plan”) for certain key officers, including the Executive Officers. Under this Plan, the Company pays additional compensation in the form of annual cash incentive awards that are contingent upon the achievement of certain annual goals (described in this subsection), and long-term incentive awards that are contingent upon the achievement of certain long-term goals (described in the next subsection).
Short-Term Cash Incentive Awards
The Plan provides each officer with a “balanced scorecard” for the short-term cash incentive award portion of the Plan. The “balanced scorecard” establishes specific corporate and shareholder-related performance goals balanced by goals from the officer’s individual area of responsibility and his or her expected level of contribution to the Company’s achievement of its corporate goals. The alignment with company goals were similar to past years.  The balanced scorecard approach is designed to encourage a consistent, long-term management approach to enhancing shareholder value.  Cash incentive payments that are authorized to be paid to eligible officers under the Executive Management Incentive Plan are payable in quarterly installments during the year following the year in which the services were performed and are contingent only upon such Executive Officer’s continued employment with the Company through the date of payment of each quarterly installment. The Plan also has a “clawback” provision which allows the Company to recoup awards under certain circumstances such as a material misstatement of financial performance.
During the first quarter of 2018, the Board (by the vote of the members of the Board who are not “interested directors” within the meaning of NASDAQ’s independence rules, and at the recommendation of the Committee) established target short-term cash incentive awards for the Executive Officers as percentages of their 2018 base salary (which ranged from 30% to 50% of base salary, depending upon the Executive Officer), with maximum awards (payable only if performance and other criteria were substantially exceeded on all the established goals) ranging from 60% to 100% of base salary (depending upon the Executive Officer). Specifically, the percentage opportunities for the 2018 short-term cash incentive awards were as follows:

Executive	Potential 2018 Short-Term Award as Percentage of 2018 Base Salary at the Following Performance Levels
	Threshold	Target	Maximum
Mr. Schroeder	25.0%	50.0%	100.0%
Mr. Ewing	20.0%	40.0%	80.0%
Mr. Rust	17.5%	35.0%	70.0%
Mr. Braun	15.0%	30.0%	60.0%
Mr. Leinenbach	15.0%	30.0%	60.0%
Mr. Dauby	15.0%	30.0%	60.0%
By way of example, the scorecard of Mark A. Schroeder, Chairman and Chief Executive Officer of the Company (the “CEO”), specified a target award of 50% of his base salary for 2018. As a result, if all targeted corporate and individual performance criteria were deemed to have been exceeded by the requisite amount with respect to the CEO’s scorecard during 2018, the CEO could have earned a maximum cash incentive award for his services during 2018 equal to 100% of his 2018 base salary.

The Board also requires that a minimum net income trigger be met before the Plan is “turned on.” Net income was chosen as the trigger because it is the most appropriate measure of bank profitability, and a prevalent metric in which to measure financial stability. If this minimum net income trigger is not achieved for the calendar year performance period, then the entire plan is not funded and no payouts are made to any participants under the Plan. The Company’s goal for the short-term incentive plan design is to allow for incentive “upside” when performance warrants such payouts (as stated in our compensation philosophy).
Cash incentive award criteria for services during 2018 under the scorecards were based on the following weightings for the Executive Officers:

Short-term Cash Incentive Award Criteria	Percentage of Potential Award
Corporate Operating Results: Formula assessments of 2018 corporate performance, which assists in measuring the alignment of executive and shareholder interests.	80%
Judgmental/Individual Criteria: Formula and/or judgmental assessments of personal or area of responsibility performance during 2018.	20%
Total	100%

Short-term Cash Incentive Corporate Performance Scorecard Metrics

Corporate Operating Measures (80% weighting)
For 2018, the corporate performance metrics listed below were used. When selecting the five performance measures, the Company’s goals, strategic plan, and industry standards were taken into consideration. The Company strongly believes in a balanced scorecard approach, which takes into consideration increasing shareholder value, quality vs. cost ratios, loan growth, deposit growth, etc. We use a balance of profitability/growth related metrics along with quality measures to best measure overall financial performance. While total shareholder return (“TSR”) is a commonly recommended performance metric, the Company believes TSR does not provide a complete picture of overall financial performance. The five short-term corporate performance criteria for 2018 (summarized in the table below) have remained unchanged since 2015. The performance criteria are reviewed annually, and the Company believes they are still appropriate measures of short-term performance per our business strategy. Therefore, for 2018, they continued to be the most relevant performance measures for alignment with our strategic goals.

Corporate Operating Measures	Percentage Weighting
Income/revenue measures (applied to all Executive Officers):
Fully-diluted earnings per common share growth	25%
Efficiency Ratio	10%
Consolidated balance sheet measures (applied to all Executive Officers):
Growth in core organic taxable loans	20%
Growth in core organic deposits and repurchase agreements	15%
Non-Performing Assets to Total Assets Ratio	10%
Total	80%

Judgmental/Individual Measures (20% weighting)
For 2018, judgmental/individual measures (20% weight for Executive Officers) were based on overall performance of the executive, including business unit or department performance. The criteria relating to business unit performance or departmental performance (if such performance was applicable to a particular Executive Officer’s scorecard) were focused on performance of the business unit or department headed by each particular executive. Criteria are determined annually based on the strategic goals of the executive’s respective business unit or department. Consistent with prior years, these criteria were assigned a weighting percentage based on the executive’s position and authority. Final performance was based on the Board’s assessment for the CEO, the CEO’s assessment for Mr. Ewing’s and Mr. Rust’s performance, and the CEO's assessment, with input from the President (Mr. Ewing), for the performance of Mr. Leinenbach, Mr. Braun, and Mr. Dauby.
Similar to prior years, the Committee established the annual target levels of achievement to be challenging yet reasonably attainable, with threshold awards set at expected levels of attainment, and maximum awards set at an extremely difficult level of attainment to achieve. This was assessed using a combination of budget, our historical performance, and peer group performance. The annual cash incentive metrics and Executive Officer opportunity levels for 2018 remained unchanged from 2017. In selecting the 2018 performance measures the Committee noted the following:

•
We defined core organic taxable loan growth to mean the growth in the average balance of our consolidated core organic taxable loans in December 2018 as compared to our average balances of our consolidated core organic loans in December 2017.

•
We defined core organic deposit and repurchase agreement growth to mean the growth in the average balance of our consolidated core organic deposits and repurchase agreements in December 2018 as compared to our average balances of our consolidated core organic deposits and repurchase agreements in December 2017.

•	We determined the non-performing assets to total assets ratio based on the average of the four quarter-end ratios during the year.
Short-Term Cash Incentive 2018 Actual Performance
In the first quarter of 2019, the Board, upon the recommendation of the Committee, determined the short-term cash incentive award amounts payable in 2019 to the Executive Officers, including the CEO, for their services during 2018. The incentive amounts are included in the 2018 information in the Summary Compensation Table. The Committee’s recommendations were based on the Committee’s assessment of the degree to which the corporate and personal goals established by the 2018 scorecards of the Executive Officers were achieved. The Executive Officers received awards that were determined in accordance with the formulas relating to the short-term corporate performance criteria and judgment of job performance established by the respective 2018 scorecards. The 2018 actual short-term cash incentive payouts that were earned ranged from 36% to 60% of salary for the Executive Officers. These awards were based on the following performance levels:

Corporate Operating Measures	2018 Result
Net income “trigger”	Exceeded
Income/revenue measures:
Fully-diluted earnings per common share growth	Between threshold and target
Efficiency Ratio	Between target and maximum
Consolidated balance sheet measures:
Growth in core organic taxable loans	Target
Growth in core organic deposits and repurchase agreements	Between threshold and target
Non-Performing Assets to Total Assets Ratio	Maximum
Discretionary Cash Awards
No discretionary cash awards were made to the Executive Officers in 2018.
Long-Term Incentive Awards
The 2009 LTI Plan provides for the potential award of incentive and non-qualified stock options and other equity-based awards, including restricted stock (“LTI Awards”). In recent years, restricted stock awards have been awarded as the equity portion under the LTI Plan. The use of Restricted Stock, or full-value equity grants, is very prevalent within the banking industry based on our independent compensation consulting studies and regulatory best practices. As such, we felt it was appropriate from a market competitive standpoint to again utilize this type of equity award in 2018.
The LTI performance awards pay out 60% in equity and 40% in cash. The cash portion is intended to cover the taxes on the equity portion. The purpose of granting LTI Awards is to provide long-term incentive compensation to complement the short-term focus of annual cash incentive awards. The Company believes the LTI plan encourages prudent long-term business planning decisions and serves as a valuable retention tool to motivate and reward Executive Officers’ long-term behavior. The Company continues to utilize a Management Long-Term Incentive Plan Balanced Scorecard approach for the Executive Officers.
Scorecard threshold, target, and maximum award opportunity amounts for LTI Awards are established upon recommendation of the Committee based upon the Executive Officer’s level of responsibility. The awards are earned in proportion to the extent to which the Company has achieved certain corporate financial performance metrics versus peer on a three-year average period ending in the year for which the scorecard is established. The Committee maintains a “clawback” provision in the Plan, where all LTI Awards earned are subject to “clawback” if the calculations are later determined to have been based on misrepresented financial results. Also, as an additional executive retention tool and in support of the “clawback” provision, the LTI Award grants are subject to a three-year vesting schedule. As such, 1/3 of any LTI award that is granted vests 1/3 per year following the date of grant.
During the first quarter of 2018, the Board (by the vote of the members of the Board who are not “interested directors” within the meaning of the rules of the NASDAQ Stock Market, Inc., and at the recommendation of the Committee) established target long-term incentive awards for Executive Officers as percentages of their 2018 base salary (which ranged from 30% to 50% of base salary, depending upon the Executive Officer), with maximum awards (payable only if the stated corporate criteria were substantially exceeded) of as much as two times the target awards. Specifically, the percentage opportunities for the 2018 long-term equity incentive awards were as follows:

Executive	Potential 2018 Long-Term Incentive Award as Percentage of 2018 Base Salary at the Following Performance Levels
	Threshold	Target	Maximum
Mr. Schroeder	25.0%	50.0%	100.0%
Mr. Ewing	20.0%	40.0%	80.0%
Mr. Rust	17.5%	35.0%	70.0%
Mr. Braun	15.0%	30.0%	60.0%
Mr. Leinenbach	15.0%	30.0%	60.0%
Mr. Dauby	15.0%	30.0%	60.0%
By way of example, the scorecard of the CEO specified a target award of 50% of his base salary for 2018. If the corporate performance criteria (on a three-year average) ranked exceptionally high versus peer with respect to the CEO’s scorecard during 2018, the CEO could have earned an LTI Award for his services during 2018 equal to 100% of his 2018 base salary. Our goal is to provide competitive levels of long-term/equity awards when performance warrants it, as detailed by our compensation philosophy.
LTI Award targets for services during 2018 under the scorecards were based on the long-term corporate performance criteria set forth in the table below. The performance criteria, which were unchanged from 2017, are reviewed annually. The Company believes that the criteria are still appropriate measures in 2018 of long-term performance against our business strategy and remain the most relevant measures for alignment with our strategic goals. Each metric is measured as an average of annual performance over the three-year period ending December 31, 2018 and benchmarked against a peer group (the “Long-Term Corporate Performance Criteria”):

Long-term Incentive Award Criteria	Percentage of Potential Award
Return on equity	50%
Fully-diluted earnings per common share growth	50%
Total	100%

Similar to the short-term cash incentive awards, the Committee establishes target LTI criteria to be very challenging, but reasonably attainable, with threshold awards set at expected levels of attainment, and maximum awards set at an extremely difficult level of attainment. The LTI metrics and Executive Officer award opportunity levels are similar to those used in prior years. In selecting and calculating the performance measures, the Committee notes the following:

•
Return on Equity Measurement: We determined the extent to which the Company achieved the return on equity in 2016, 2017, and 2018 by determining the percentile rankings of the Company for the measure compared to our publicly-held peer group of banks for each respective year. The peer group for 2018 was shown previously. For 2017 and 2016, the respective peer group that was used was disclosed in our prior year proxy disclosures. To determine the three-year average result, we averaged the percentile ranking of our Company performance versus the 2018, 2017, and 2016 peer group percentile rankings, respectively.

•
Fully-diluted Earnings per Common Share Growth Measurement: We determined the extent to which the Company achieved the fully-diluted earnings per common share growth measure by determining the percentile ranking of the Company for fully-diluted earnings per common share growth compared to our publicly-held peer group of banks for each respective year. The analysis used to determine the Company performance versus peer is described above.

In addition, the LTI Awards are further subject to a minimum net income trigger that is the same as the short-term cash incentive award trigger. If this minimum net income trigger was not achieved for 2018, then no LTI awards would have been granted under the Plan.

During the first quarter of 2019, the Board determined that the corporate goals established by the scorecards for the LTI Awards resulted in the following for 2016 - 2018 performance:

Long-term Incentive Measures	2016-2018 Result
Net income “trigger”	Exceeded
Return on equity	Between target and maximum
Fully-diluted earnings per common share growth	Below threshold
Overall long-term incentive performance	Between threshold and target
As a result, the Board approved the grant of a combination of Restricted Stock Awards and long-term cash payments to the Executive Officers at 55% of their respective target levels in satisfaction of their 2018 earned LTI Awards. The LTI Awards that were earned in 2018, based on the three-year average percentile rankings values, ranged from 16.5% to 27.5% of salary for the Executive Officers. Each Restricted Stock Award consisted of:

•
newly-issued common stock of the Company (subject to certain restrictions and forfeiture conditions) having an aggregate fair market value of approximately 60% of each Executive Officer’s total LTI Award earned in 2018 (rounded up to the nearest 30-share block); and

•	rights to receive cash payments in a dollar amount approximately equal to 40% of the dollar value of the previous mentioned LTI Award (which cash rights are subject to similar forfeiture conditions).
Holders of the common stock issued as part of the Restricted Stock Award (which were issued effective March 15, 2019, by dividing the dollar value of that portion of the award by the fair market value of the Company stock as of the close of trading on March 14, 2019, rounded up to the nearest 30 share block) are entitled to dividends on such shares unless and until the shares are forfeited in accordance with the terms of the Restricted Stock Awards. Restricted Stock awards are rounded up to the nearest 30-share block for ease of administrative tracking purposes.
Vesting and Retention Provisions Applicable to LTI Awards
The LTI Awards earned in 2018 (and consisting of the Restricted Stock Awards and the related right to receive the cash payments) will vest and be paid, assuming the continued service of each of the holders through such vesting date, as follows: 1/3 on December 5, 2019, 1/3 on December 5, 2020 and 1/3 on December 5, 2021. Vesting of such LTI Awards will be accelerated in the event of the holder’s death or disability while in the service of the Company or upon such other event as determined by the Committee in its sole discretion. Vesting will also be accelerated upon certain extraordinary events (such as a change in control). Unvested shares issued as Restricted Stock Awards must be retained by the Executive Officer subject to the “clawback” and forfeiture provisions applicable to such shares, and therefore may not be sold, pledged or otherwise transferred or hedged during the vesting periods. As part of the new 2019 Long-Term Equity Incentive Plan discussed below, at least 95 percent of the shares underlying awards granted under the new plan will be required to have a one-year minimum vesting period, subject to the Compensation/Human Resources Committee’s authority under the 2019 Long-Term Equity Incentive Plan to vest awards earlier, as that Committee deems appropriate (see “PROPOSAL 3 - APPROVAL OF THE GERMAN AMERICAN BANCORP, INC. 2019 LONG-TERM EQUITY INCENTIVE PLAN” for additional information).
New 2019 Long-Term Incentive Plan
On March 4, 2019, the Board adopted the new German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan. The new plan is intended to replace the German American Bancorp 2009 Long Term Equity Incentive Plan. In developing the 2019 Long-Term Equity Incentive Plan, the Compensation/Human Resources Committee and the Board of Directors included numerous provisions that they believe promote best practices by reinforcing the alignment between equity compensation arrangements for officers and employees with the interests of shareholders. The new plan is being presented for approval by shareholders at the Annual Meeting. See “PROPOSAL 3 - APPROVAL OF THE GERMAN AMERICAN BANCORP, INC. 2019 LONG-TERM EQUITY INCENTIVE PLAN” for additional information, including a discussion of the important governance features and practices of the 2019 Long-Term Equity Incentive Plan.

Clawback Policy
As a matter of policy, we have implemented “clawback” provisions for incentive awards that are provided to Executive Officers and based on Company financial metrics.  These “clawback” provisions allow the Company to recoup awards that have been previously paid/awarded under certain circumstances such as a material misstatement of financial performance.  The clawback right has also been extended to instances where the Executive Officers have engaged in intentional misconduct in the performance of their duties to the Company or otherwise violated the Company’s Code of Business Conduct in any material respect. As previously disclosed, awards under our incentive plans in recent years have been subject to these “clawback” provisions. In addition, similar clawback provisions have been included in our 2019 Long-Term Equity Incentive Plan.
Repricing and Underwater Grant Buyback Prohibitions
Each of our long-term equity incentive plans contain prohibitions against repricing options, stock appreciation rights, or other equity awards, the value of which derives from the value of our common shares, on account of declines in our stock price. We also prohibit buying back for cash “underwater” stock options from those who hold them. Similar repricing prohibitions have been included in our 2019 Long-Term Equity Incentive Plan.
Insider Trading Policy and Anti-Hedging Provision
We maintain a policy for securities transactions applicable to all officers, directors and employees of the Company which prohibits engaging in short sales, transactions in puts, calls or other derivative instruments, hedging transactions and other short-term or speculative transactions with respect to our stock at any time. As part of this prohibition on short-term transactions, any Common Shares purchased by a person subject to our insider trading policy must be held by the purchaser for a minimum of six months. In addition, our insider trading policy prohibits our Executive Officers and directors from trading during quarterly and special blackout periods.
Executive Stock Ownership/Holding Requirements
The Chief Executive Officer is expected to attain/maintain an investment position in our common shares equal to three times his or her base salary. Currently, we encourage, but do not require our other Executive Officers to attain/maintain a certain level of investment position. Currently, our CEO has met this requirement. Even if the Executive Officers have met these stock ownership expectations or recommendations, the Company requires that any common shares received by such Executive Officers in connection with any equity awards are subject to an additional one year holding period before any sale or transfer of the shares may take place, other than with respect to any shares withheld by the Company to satisfy a participant’s withholding tax obligation in connection with an award.
Retirement/Deferred Compensation Benefits
German American Bancorp 401(k) Savings Plan. The 401(k) Plan is a tax-qualified defined contribution plan that enables eligible employees to defer income taxation on up to 60% of their compensation (not to exceed $18,500 for 2018 or $24,500 for employees age 50 or older). We currently provide fully vested matching contributions equal to 100% of each employee’s pre-tax contributions up to the first 3% of compensation plus 50% of the employee’s pre-tax contributions up to the next 2% of compensation. Participants in the plan direct the investment of their account balances and are eligible for loans, certain in-service withdrawals, and distributions upon termination of employment. All six Executive Officers participate in the 401(k) Plan.
German American Bancorp Nonqualified Savings Plan. Under the German American Bancorp Nonqualified Savings Plan, established in 2004 (the “Nonqualified Savings Plan”), highly compensated or management employees of the Company and its subsidiaries who are specifically designated from time to time by the Committee as eligible to participate in the Plan may, through payroll deduction, make employee deferral contributions between 1% and 60% of their regular earnings. Participants in the plan direct the investment of their account balances. The Plan was amended in 2008 to bring it into technical compliance with the requirements of section 409A of the Internal Revenue Code of 1986, as amended.

We make matching contributions under the Nonqualified Savings Plan according to following formula:

•
100% of the first 3% of the participant’s eligible compensation contributed to the Nonqualified Savings Plan and the German American Bancorp 401(k) Savings Plan (“401(k) Plan”) as “Deferral Contributions” (as defined under the respective plans) for the plan year, plus

•
50% of the next 2% of the participant’s eligible compensation contributed to the Nonqualified Savings Plan and the 401(k) Plan as “Deferral Contributions” (as defined under the respective plans) for the plan year.

In no event, however, may the aggregate employer matching contributions on behalf of any participant in any plan year, considering both the matching contribution under the Nonqualified Savings Plan and any employer matching contribution under the 401(k) Plan, exceed 4% of such participant’s eligible compensation.
As elected by the participant, each participant (or his or her beneficiary) will receive a lump sum distribution or series of installment distributions from the Nonqualified Savings Plan, beginning upon termination of employment, retirement, early retirement, or disability. The Nonqualified Savings Plan contains certain provisions that may accelerate the timing of distributions that would be triggered by certain changes in control of the Company. During 2018, Messrs. Schroeder, Ewing, Rust, Braun and Leinenbach each had an account under the Nonqualified Savings Plan.
Supplemental Executive Retirement Agreements. Mr. Rust is party to an Executive Supplemental Retirement Income Agreement with the Company’s bank subsidiary that provides for a supplemental retirement benefit in the fixed amount of $26,340 per year for fifteen years and an additional death benefit of $10,000. Mr. Rust is 100% vested in the benefit and amounts become payable upon his death, disability, termination of employment, or retirement. The arrangement constitutes a non-qualified deferred compensation plan. The benefit is forfeited in the event he is terminated for “Cause” as described in the agreement. Except in cases of death or disability, the benefit will commence on the first day of the month following his 65th birthday. If he terminates employment prior to age 65 but after age 60, he may elect to commence benefits prior to age 65 but a reduction will be applied equal to 6% per year for each year in which benefits are commenced prior to age 65. Death benefits, including a $10,000 burial benefit, are payable to Mr. Rust’s beneficiary under the plan. This plan was amended in December 2008 to bring the arrangement into technical compliance with requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
As part of the Company’s succession planning for Executive Officers, in August 2017, the Company’s bank subsidiary entered into a Supplemental Executive Retirement Agreement with Mr. Leinenbach. The agreement provides that, so long as Mr. Leinenbach remains employed by the bank subsidiary through December 31, 2023 (the “Retention Date”), which date represents the last day of the month in which his 65th birthday occurs, he will receive a supplemental retirement benefit in the amount of $500,000, plus interest. The retirement benefit would be paid in monthly installments, over a ten-year period that would commence on January 1, 2025. The arrangement constitutes a non-qualified deferred compensation plan. If Mr. Leinenbach leaves employment voluntarily or is terminated by the bank subsidiary for “Just Cause” (as described in the agreement) prior to the Retention Date, he will not receive any payments under the agreement. If Mr. Leinenbach dies or becomes disabled prior to the Retention Date, he or his beneficiaries will receive a proportionate amount of the payments based on his months of service prior to his death or disability. It is intended that any amounts payable under this agreement shall either be exempt from, or comply with, Section 409A of the Code so as not to subject Mr. Leinenbach to the payment of any interest, penalties or additional tax imposed under Section 409A.
German American Deferred Director Compensation Plan. The Deferred Director Compensation Plan allowed members of the Board of Directors of the Company’s bank subsidiary to elect to defer the receipt and taxation on a portion of their director fees while serving on that board of directors. The Plan was frozen as of December 31, 1996, and no additional fees have been deferred into the Plan since then. Of the Executive Officers, only Mr. Schroeder is a participant in this frozen Deferred Director Compensation Plan.
Other Compensation
Detailed information regarding other compensation is provided in note 5 to the Summary Compensation Table later in this document. In general, we believe that perquisites should not constitute a significant portion of any Executive Officer’s compensation. However, certain perquisites provided to Executive Officers also provide a benefit to us. For example, we reimburse certain club dues to encourage our Executive Officers to have a presence in the community to promote the business of the Company. Additionally, a 5% “retirement allowance” contribution is provided to the Executive Officer and is intended to help defray the cost of saving for retirement following the 2004 elimination of a

Company-funded retirement contribution to the Profit-Sharing Plan. For more detail on other compensation amounts, please refer to the “All Other Compensation” table later in this disclosure.
CEO Pay Ratio
As a result of rules adopted under the Dodd-Frank Act, the SEC requires us to disclose the CEO to median employee pay ratio. Specifically, the CEO pay ratio is determined by calculating: (i) the median of the annual total compensation of all employees other than the CEO; (ii) the annual total compensation of the CEO; and (iii) the ratio of these amounts. The purpose of the disclosure is to provide a measure of the equitability of pay within the organization. The Company believes, through its compensation philosophy, that our CEO pay ratio yields an equitable result.
In accordance with the SEC rules, for 2018, we are using the same median employee identified in the proxy statement for last year’s annual meeting of shareholders. While our employee population has changed as a result of our acquisition of First Security, Inc. in October 2018, and our acquisition of five branch locations of First Financial Bancorp in May 2018, the rules allow us to exclude employees acquired in the past fiscal year. As a result, those acquired employees (approximately 106 in aggregate) will be included in the 2019 determination of the CEO pay ratio, which may require us to re-identify the median employee. Aside from those acquisitions, there has been no other changes in our employee population or our employee compensation arrangements that resulted in a significant change of the pay distribution to our employee population, or would significantly impact the pay ratio disclosure.
In determining the median employee in 2017, a listing was prepared of all employees. We started with gross earnings for all individuals within our three companies: German American Bank, German American Investment Services, Inc. and German American Insurance, Inc. We omitted employees terminated during 2017. For employees hired during the year, we annualized their salaries based on their month of hire. With our CEO omitted from the list, there were 686 employees remaining. We then selected the 344th person on the list as our most comparative median employee in the organization.
Our CEO, Mr. Schroeder, had 2018 annual total compensation of $922,226 as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee’s annual total compensation for 2018 was $39,416. As a result, we calculated that Mr. Schroeder’s 2018 annual total compensation was approximately 23.4 times that of our median employee.
Compensation Committee Interlocks and Insider Participation

No member of the Compensation/Human Resources Committee was an officer or employee of the Company or any of its subsidiaries during 2018, nor has any member of the Committee ever been an officer or employee of the Company or any of its subsidiaries. No current member of the Committee or Executive Officer of the Company had a relationship during 2018 requiring disclosure in this proxy statement under Item 404 or Item 407(e)(4) of SEC Regulation S-K.
Compensation Committee Report
The Compensation/Human Resources Committee has reviewed and discussed with management the above “Compensation Discussion and Analysis,” and, based on such review and discussion, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement, from which it will be incorporated by reference into the Company’s Annual Report on Form 10-K.

Thomas W. Seger, Chairman
Zachary W. Bawel
Christina M. Ernst
U. Butch Klem

Risk Assessment
We believe that our compensatory plans or programs provide appropriate incentives for all of our employees, including but not limited to our employees engaged in marketing and selling particular types of banking, insurance, securities or other financial products or services, and our Executive Officers. We also believe that those plans and programs, considered individually and as a whole, neither encourage excessive or unnecessary risk that would adversely affect the long-term value or performance of our Company nor encourage employees to manipulate earnings in order to enhance the benefits payable under such plans or programs.
We believe that our annually-reconstituted Management Incentive Plan, including that of our Executive Officers (described above under the heading “Compensation Discussion and Analysis,” and considering both the short-term and long-term award structures created by that Plan), is well designed to align our strategic objectives with short-term and long-term shareholder value and to not encourage risky employee behavior, because:

•	the corporate performance metrics (as specified by the balanced scorecards) take into consideration:

•	balance sheet, income statement and equity factors, and

•	threshold goals under such scorecards were (are) reasonably achievable with good performance, and therefore were sufficiently challenging but not overly difficult, and

•	specified performance metrics did (do) not include steep cliffs for not achieving nor exponential upside to achieving them (we pro-rate awards between various performance levels);

•
based on peer group comparisons, the incentives payable to our Executive Officers under their balanced scorecards were (are) capped at reasonable levels and the maximum awards represent an appropriate portion of total pay;

•	our inclusion of an award based on a three-year performance period discourages activities that do not benefit us over a long term; and

•
denomination of long-term awards in payments of restricted Company stock (coupled with a proportionate cash entitlement) and additional vesting terms gives further incentive to our executives to focus on sustained value creation.

Similarly, we believe that the compensation programs available to our employees generally, and in our investments and insurance areas in particular (such as permitted payments for referrals, account opening incentives, and insurance, mortgage loan, and brokerage commissions and other payments based on products and services sold or provided or business developed or produced) are appropriately aligned with our Company’s strategy and objectives for long-term value creation for shareholders, and properly reward various performance outcomes.

Executive Compensation
The following tabular and other information describes the compensation of our Chief Executive Officer, our Chief Financial Officer, and our four other Executive Officers employed at the end of 2018 (such six officers being referred to herein, individually, as an “Executive Officer” and, collectively, as the “Executive Officers”), for their services to the Company and its subsidiaries during 2018 and certain prior years. The Company’s “Named Executive Officers” (or “NEOs”) for the 2018 fiscal year, as defined in Item 402(a)(3) of SEC Regulation S-K, were Messrs. Schroeder, Ewing, Rust, Braun, and Leinenbach.
Summary
The following table provides a summary of compensation for 2016 through 2018 with respect to our Executive Officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings (4) ($)	All Other Compen- sation (5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark A. Schroeder, Chairman and Chief Executive Officer	2018 2017 2016	390,000 375,000 360,000	― ― 15,000	84,834 165,263 156,389	― ― ―	275,222 334,209 374,800	46,160 52,711 43,792	126,010 134,156 120,497	922,226 1,061,338 1,070,478
Clay W. Ewing, President	2018 2017 2016	285,000 275,000 265,000	― ― ―	38,367 88,103 84,024	― ― ―	160,107 195,808 222,846	― ― ―	59,145 61,123 56,351	542,619 620,033 628,221
Bradley M. Rust, Executive Vice President and Chief Financial Officer	2018 2017 2016	250,000 240,000 225,000	― ― ―	29,232 67,373 61,618	― ― ―	123,106 149,432 164,001	11,162 10,725 10,305	55,620 47,931 41,734	469,120 515,460 502,658
Randall L. Braun, Executive Vice President and Chief Retail Banking and Development Officer	2018 2017 2016	220,000 210,000 195,000	― ― ―	21,924 50,789 40,213	― ― ―	92,982 109,925 119,693	― ― ―	46,148 47,341 40,565	381,054 418,054 395,471
Keith A. Leinenbach, Executive Vice President and Chief Credit Officer	2018 2017 2016	225,000 215,000 195,000	― ― ―	22,838 51,825 40,213	― ― ―	94,681 114,650 123,145	― ― ―	39,526 40,361 33,747	382,045 421,836 392,105
D. Neil Dauby, Executive Vice President and Chief Commercial Banking Officer	2018 2017 2016	220,000 210,000 195,000	― ― ―	21,924 50,789 40,213	― ― ―	92,982 109,925 119,693	― ― ―	37,742 36,844 28,419	372,648 407,557 383,325

(1) Amounts reported in this column represent (i) the restricted stock portion of the LTI Awards that were granted in 2019, 2018, and 2017, as applicable, based on performance criteria established for the three-year periods ending December 31, 2018, December 31, 2017, and December 31, 2016, respectively, and (ii) with respect to Mr. Schroeder, additional restricted stock awards in the amounts of $19,975, $14,970 and $14,949, respectively, that were granted to each of the Board members in December of each of the years 2018, 2017, and 2016, respectively (such awards, which vested or will vest on December 5 of the following year, are also disclosed in the Director Compensation table, as shown later in this document). The restricted stock awards granted as part of the LTI Awards in this column vest as follows: (a) for the grant related to 2016, such shares became vested or will become vested as follows: 1/3 on December 5, 2017, 1/3 on December 5, 2018 and 1/3 on December 5, 2019, (b) for the grant related to 2017, such shares became vested or will become vested as follows: 1/3 on December 5, 2018, 1/3 on December 5, 2019 and 1/3 on December 5, 2020, and (c) for the grant related to 2018, such shares will become vested as follows: 1/3 on December 5, 2019, 1/3 on December 5, 2020 and 1/3 on December 5, 2021. In accordance with our interpretation of SEC guidance on this subject, we report these awards for purposes of our Summary Compensation Table as being awarded in the final year of the related three-year performance period, even though we accrue the related expense in different time periods for financial reporting purposes. The amounts are reported with respect to the year in which they were ultimately earned. For a discussion of the assumptions used in the calculation of the stock awards reported in this column, please see Note [8] of the Notes to Consolidated Financial Statements in the Company’s 2018 annual report on Form 10-K. The cash portion of the LTI Award amounts has been reported as part of “Non-Equity Incentive Plan Compensation” (column (g)).
(2) No stock options were granted to the Executive Officers in any of the years presented.
(3) The amounts in this column represent short-term cash incentive awards that were earned based on performance during 2016, 2017, and 2018, respectively and as applicable, under the Company’s Management Incentive Plan plus the cash portion of the LTI Awards that were based on performance for the three-year periods ending December 31 of 2016, 2017, and 2018, respectively. The “Compensation Discussion and Analysis” section on “Short-Term Cash Incentive Awards” provides additional details. These short-term cash incentive awards are generally paid (subject to the executive’s continued employment) to the executive in quarterly installments during the year following the year in which they were earned (for instance, 2018 amounts will be paid in 2019). The cash portion of the LTI Award amounts became or will become payable and vested as follows: (a) for the grant related to 2016, such amounts vested and became payable, or will (subject to continued employment) become vested and payable according to the following schedule: 1/3 on December 5, 2017, 1/3 on December 5, 2018 and 1/3 on December 5, 2019, (b) for the grant related to 2017, such amounts vested and became payable, or will (subject to continued employment) become vested and payable according to the following schedule: 1/3 on December 5, 2018, 1/3 on December 5, 2019 and 1/3 on December 5, 2020, and (c) for the grant related to 2018, such amounts will (subject to continued employment) become vested and payable according to the following schedule: 1/3 on December 5, 2019, 1/3 on December 5, 2020 and 1/3 on December 5, 2021. The “Compensation Discussion and Analysis” section on “Long-Term Incentive Awards” provides additional details. The table below sets forth the amounts of each award based on performance for the years ended December 31, 2016, 2017 and 2018, respectively.

	Schroeder	Ewing	Rust	Braun	Leinenbach	Dauby
To be Paid/Vested on or before 12/5/2021 (grants related to 2018)
Short-Term Cash ($) (a)	232,830	135,774	104,213	78,606	80,393	78,606
Long-Term Cash ($) (b)	42,392	24,333	18,893	14,376	14,288	14,376
Long-Term Stock ($) (b)	64,859	38,367	29,232	21,924	22,838	21,924
Director Restricted Stock Award ($)(c)	19,975	―	―	―	―	―
To be Paid/Vested on or before 12/5/2020 (grants related to 2017)
Short-Term Cash ($) (a)	234,563	137,280	104,832	76,734	80,496	76,734
Long-Term Cash ($) (b)	99,646	58,528	44,600	33,191	34,154	33,191
Long-Term Stock ($) (b)	150,293	88,103	67,373	50,789	51,825	50,789
Director Restricted Stock Award ($)(c)	14,970	―	―	―	―	―
To be Paid/Vested on or before 12/5/2019 (grants related to 2016)
Short-Term Cash ($) (a)	282,240	169,070	123,244	89,856	93,308	89,856
Long-Term Cash ($) (b)	92,560	53,776	40,757	29,837	29,837	29,837
Long-Term Stock ($) (b)	141,440	84,024	61,618	46,213	46,213	46,213
Director Restricted Stock Award ($)(c)	14,949	―	―	―	―	―

(a) As noted above, the short-term cash awards for 2018 are being paid in quarterly installments (subject to continued service) throughout 2019. The short-term cash awards for 2017 were paid in quarterly installments throughout 2018 and the awards for 2016 were paid quarterly throughout 2017.
(b) As noted above, these amounts represent the cash and restricted stock portions of LTI Awards granted on March 15, 2017, March 15, 2018 and March 15, 2019, the respective dates on which such LTI Awards were formally granted with respect to service that was performed in the prior year. Each portion of the LTI Awards related to 2016, 2017 and 2018 performance vests in 1/3 increments on each December 5 (or closest business date) following the year in which the LTI Award was earned (subject to continued service).
(c) As noted above and as detailed in the Director Compensation section, as shown later in this document, Mr. Schroeder was awarded grants of restricted stock (421 common shares of the Company on December 19, 2016, 408 common shares of the Company on December 18, 2017, and 696 common shares of the Company on December 17, 2018), for service on the Company’s board of directors, and each of such grants of restricted stock vested (or will vest) in a single installment, subject to his continued service on the Board and certain attendance requirements, on December 5 of the year following the year of the grant.
(4) With respect to Mr. Schroeder, the amounts specified in Column (h) are attributable to the above-market portion of earnings credits under our Deferred Director Compensation Plan of $43,792 for 2016, $52,711 for 2017 and $46,160 for 2018. With respect to Mr. Rust, the amounts specified in Column (h) reflect the increase in the present value of his accrued benefit under an Executive Supplemental Retirement Income Agreement of $10,305 for 2016, $10,725 for 2017 and $11,162 for 2018.
(5) The amounts specified in Column (i) include the following:

Name	Year	Perquisites & Other Personal Benefits (a) ($)	Relocation Expense Reim-bursement ($)	Payments/ Accruals on Termination Plans ($)	Company Contributions to Defined Contribution Plans ($)	Cash Dividends on Restricted Stock ($)	Life Insurance Premiums (b) ($)
Mark A. Schroeder	2018	83,186	―	―	36,660	5,054	1,109
	2017	86,654	―	―	41,248	5,144	1,109
	2016	78,009	―	―	36,239	5,526	722
Clay W. Ewing	2018	31,210	―	―	23,851	2,975	1,109
	2017	33,718	―	―	23,282	3,014	1,109
	2016	30,194	―	―	22,241	3,195	722
Bradley M. Rust	2018	33,872	―	―	19,224	2,138	386
	2017	25,948	―	―	19,594	2,004	386
	2016	22,153	―	―	17,313	2,016	252
Randall L. Braun	2018	28,173	―	―	15,655	1,598	722
	2017	28,922	―	―	16,227	1,470	722
	2016	25,070	―	―	13,663	1,451	380
Keith A. Leinenbach	2018	20,766	―	―	16,040	1,611	1,109
	2017	21,561	―	―	16,608	1,470	722
	2016	18,028	―	―	13,888	1,451	380
D. Neil Dauby	2018	19,873	―	―	15,576	1,571	722
	2017	19,279	―	―	15,833	1,346	386
	2016	16,254	―	―	10,600	1,193	372

(a)Amounts include (i) imputed income from personal use of automobile provided by the Company (for Messrs. Schroeder, Ewing, Rust, Braun and Dauby), (ii) country club dues paid by the Company (for Messrs. Ewing and Braun), (iii) a 5% discount off the market price of Company stock purchased by the Executive Officers under the Company’s Employee Stock Purchase Plan, (iv) a cash “retirement allowance” (intended to help salaried employees defray the cost of saving for retirement following the elimination in 2004 of a Company-funded retirement contribution to the Profit Sharing Plan) for each year (and which, for 2018, was provided in the following amounts: $43,643 (Schroeder), $28,394 (Ewing), $22,892 (Rust), $18,626 (Braun), $19,095 (Leinenbach) and $18,543 (Dauby), for 2017, was provided in the following amounts: $49,105 (Schroeder), $31,231 (Ewing), $24,141 (Rust), $19,318 (Braun), $19,740 (Leinenbach) and $18,849 (Dauby), and for 2016, was provided in the following amounts: $43,206 (Schroeder), $28,056 (Ewing), $20,611 (Rust), $16,266 (Braun), $16,502 (Leinenbach) and $15,328 (Dauby), and are included in the Executive Officers’ paychecks throughout the year, (v) a “longevity payment,” paid in November of each year, and (vi) with respect to Mr. Schroeder, cash director fees of $33,400 in 2018, $32,700 in 2017 and $32,100 in 2016.

(b)The listed Executive Officers receive group term life insurance coverage equal to their base salary. The amounts in this column reflect the imputed income on the premiums for the Executive Officers’ coverage.

Grants of Plan-Based Awards
As noted above under the “Compensation Discussion and Analysis” section on “Compensation Components,” our Board at a special meeting held in the first quarter of 2018 adopted “balanced scorecards” that substantially established, for each of our then-current Executive Officers, the Board’s targeted performances during the one- and three-year periods ending December 31, 2018, by which they would be considered for short-term and long-term incentive awards after the conclusion of 2018. At a meeting held March 4, 2019, and based on the extent to which the Board deemed the performance criteria to be satisfied, the Board authorized (a) the payment of short-term incentive awards (payable quarterly in 2019 in cash) to the Executive Officers for 2018 performance, and (b) the issuance of restricted shares and a cash portion as LTI Awards (to be issued on March 15, 2019, based on Company stock prices at the close of trading on March 14, 2019) based upon performance for the three-year performance period ending December 31, 2018.
The following table provides additional information regarding grants of plan-based awards for the three-year performance period ending December 31, 2018 (based on the threshold, target and maximum award levels as they existed as of December 31, 2018 under the balanced scorecards) to the Executive Officers.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date*	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Share)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Mark A. Schroeder	2-26-18 12-17-18	136,500 ―	273,000―	546,000 ―	2,130 ―	4,230 ―	8,430 ―	― 696 (3)	― ―	― ―
Clay W. Ewing	2-26-18	79,800	159,600	319,200	1,260	2,490	4,950	―	―	―
Bradley M. Rust	2-26-18	61,250	122,500	245,000	960	1,920	3,810	―	―	―
Randall L. Braun	2-26-18	46,200	92,400	184,800	720	1,440	2,880	―	―	―
Keith A. Leinenbach	2-26-18	47,250	94,500	189,000	750	1,470	2,940	―	―	―
D. Neil Dauby	2-26-18	46,200	92,400	184,800	720	1,440	2,880	―	―	―

*As explained above, the grants of short-term awards and long-term awards with respect to 2018 performance were approved March 4, 2019, but such 2018 grants were awarded with reference to performance goals that were substantially established at a meeting of the Board held on February 26, 2018. Solely for purposes of this presentation, the “grant date” is considered to be the date of the substantial establishment of the balanced scorecard performance goals at the February 26, 2018 meeting of the Board.
(1) These columns reflect the estimated threshold, target and maximum levels of the potential grants under the short-term incentive plan and the estimated cash portion of the long-term incentive plan (under the balanced scorecard performance goals that were substantially established by Board action on February 26, 2018). The actual amounts of the awards (as fixed by action of the Board on February 26, 2018) have been reported in the Summary Compensation Table, above, and details of these actual amounts are set forth in the table included in footnote 3 to the Summary Compensation Table.
(2) These columns reflect the estimated threshold, target and maximum levels of restricted shares that could have been awarded under the long-term incentive plan (under the balanced scorecard performance goals that were substantially established by Board action on February 26, 2018). The estimated number of restricted shares was determined by taking 60% of the projected long-term incentive award and dividing this amount by the market price of the Company’s common shares at the end of the Fiscal Year (based on the NASDAQ Official Closing Price of $27.77 for the Company’s common shares on December 31, 2018 then rounded up to the nearest whole number 30-share block that is divisible by three).
(3) As noted above and as detailed in the Director Compensation section, as shown later in this document, Mr. Schroeder was awarded a grant of restricted stock of 696 common shares of the Company on December 17, 2018. Subject to his continued service on the Board and satisfaction of certain attendance requirements, the shares will vest in their entirety on December 5, 2019.
Option Exercises and Stock Vested
The following table provides information on stock relating to grants becoming vested in 2018 with respect to the Executive Officers. The stock grants reported below consists of the one-third part of the restricted stock portion of the LTI Awards granted on March 15, 2016, based on performance for the three-year period ending December 31, 2015, the one-third part of the restricted stock portion of the LTI Awards granted on March 15, 2017, based on performance for the three-year period ending December 31, 2016, and the one-third part of the restricted stock portion of the LTI Awards granted on March 15, 2018, (based on performance for the three-year period ending December 31, 2017), all of which vested effective December 5, 2018.

OPTION EXERCISES AND STOCK VESTED

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark A. Schroeder	―	―	5,095	141,488
Clay W. Ewing	―	―	2,995	83,171
Bradley M. Rust	―	―	2,090	58,039
Randall L. Braun	―	―	1,555	43,182
Keith A. Leinenbach	―	―	1,565	43,460
D. Neil Dauby	―	―	1,510	41,933

Outstanding Equity Awards at Fiscal Year-End
The following table includes information regarding the outstanding equity awards of our Executive Officers at December 31, 2018.  For this purpose, the number of Stock Awards reported in column (g) represents (a) the unvested portions of the restricted shares granted in 2017 (with respect to corporate performance during the three-year period ended December 31, 2016), (b) the unvested portions of the restricted shares granted in 2018 (with respect to corporate performance during the three-year period ended December 31, 2017), and (c) all of the restricted shares issued in March 2019 (with respect to corporate performance during the three-year period ended December 31, 2018).  The long-term corporate performance scorecards for the three-year period ended December 31, 2018, were established by Board action on February 26, 2018.  The dollar values of the 2018 scorecard performance targets were determinable as of December 31, 2018 and, therefore, the number of shares actually issued March 15, 2019, in satisfaction of those dollar values (based on the March 14, 2019 fair market value of our common shares) are included in the column (g) figures as if they had been awarded effective December 31, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark A. Schroeder	―	―	―	―	―	6,545	181,755	―	―
Clay W. Ewing	―	―	―	―	―	3,860	107,192	―	―
Bradley M. Rust	―	―	―	―	―	2,920	81,088	―	―
Randall L. Braun	―	―	―	―	―	2,195	60,955	―	―
Keith A. Leinenbach	―	―	―	―	―	2,245	62,344	―	―
D. Neil Dauby	―	―	―	―	―	2,195	60,955	―	―

Nonqualified Deferred Compensation
As noted under “Compensation Discussion and Analysis” above under the section entitled “Retirement/ Deferred Compensation Benefits,” the Executive Officers participated in the Nonqualified Savings Plan in 2018. In addition, Messrs. Rust and Leinenbach are also each party to a supplemental executive retirement agreement with the Company’s bank subsidiary that provides for certain supplemental retirement benefits (which, as defined benefits, are disclosed in the “Pension Benefits” section below).
The following table provides information regarding nonqualified deferred contribution and earnings credits for 2018 with respect to the Executive Officers.
NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (3)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE ($) (5)
(a)	(b)	(c)	(d)	(e)	(f)
Mark A. Schroeder (1) (2)	32,780 ―	25,660 ―	(38,168) 46,160	― ―	685,373 488,575
Clay W. Ewing (4)	8,982	12,850	(9,267)	―	155,430
Bradley M. Rust (4)	2,626	8,224	495	―	35,760
Randall L. Braun (4)	―	4,646	(384)	―	10,846
Keith A. Leinenbach (4)	―	5,040	160	―	11,344
D. Neil Dauby	―	4,576	―	―	―

(1) Amounts in line (1) relate to the CEO’s participation in the Nonqualified Savings Plan. Earnings reported in line (1), column (d), represent the change in market value of the investments in which Mr. Schroeder directs the investment of his account.

(2) Amounts in line (2) relate to the CEO’s participation in the Deferred Director Compensation Plan, which has been frozen since December 31, 1996. Earnings reported in line (2), column (d) represent earnings under the Plan.
(3) Amounts in column (c) represent the matching contributions accrued under the Nonqualified Savings Plan in 2018 that will be contributed in 2019, such amounts are also included in “All Other Compensation” (column (i)) of the Summary Compensation Table.
(4) Earnings (losses) reported in column (d) represent the change in market value of the investments in which Messrs. Ewing, Rust, Braun and Leinenbach direct the investment of their accounts.
(5) The amounts in column (f) (and, in the case of Mr. Schroeder, on line (1)) include $215,376, $76,084, $32,507, $10,418 and $11,162, of compensation for Messrs. Schroeder, Ewing, Rust, Braun and Leinenbach, respectively, that was included in the Summary Compensation Table for years prior to 2018.

Pension Benefits

Mr. Rust is party to an Executive Supplemental Retirement Income Agreement that provides for a supplemental retirement benefit in the fixed amount (i.e., the benefit does not further increase based on either the age or the service of Mr. Rust) of $26,340 per year for fifteen years and an additional $10,000 death benefit. Mr. Rust is 100% vested in the benefit and amounts become payable upon his death, disability, termination of employment or retirement. Except in cases of death or disability, the benefit will commence on the first day of the month following his 65th birthday. If he terminates employment prior to age 65 but after age 60, he may elect to commence benefits prior to age 65 but a reduction will be applied equal to 6% per year for each year in which benefits are commenced prior to age 65. Death benefits, including a $10,000 burial benefit, are payable to Mr. Rust’s beneficiary under the plan.

Mr. Leinenbach is party to a Supplemental Executive Retirement Agreement with the Company’s bank subsidiary that provides for a supplemental retirement benefit in the amount of $500,000, plus interest. So long as he remains employed by the bank subsidiary through his Retention Date (i.e., December 31, 2023, which represents the last day of the month in which his 65th birthday occurs), Mr. Leinenbach will receive the retirement benefit, in monthly installments, over a ten-year period that commences January 1, 2025.
The following table provides information regarding benefits and distributions under these pension benefit arrangements with respect to the Executive Officers.
PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mark A. Schroeder	―	―	―	―
Clay W. Ewing	―	―	―	―
Bradley M. Rust	Executive Supplemental Retirement Income Agreement	N/A (1)	102,395 (2)	None
Randall L. Braun	―	―	―	―
Keith A. Leinenbach	Supplemental Executive Retirement Agreement	N/A (1)	0	None
D. Neil Dauby	―	―	―	―

(1) The benefits under the supplemental executive retirement agreements with Messrs. Rust and Leinenbach are not dependent on credited years of service. Mr. Rust is 100% vested in the benefit under his agreement. Mr. Leinenbach’s right to retirement benefits is contingent upon his continuing employment by the bank subsidiary through December 31, 2023.

(2) The present value of Mr. Rust’s accumulated benefit reflects the payment of the retirement benefit in one hundred eighty (180) equal monthly installments commencing at normal retirement age and a discount rate equal to 4.0%.

Potential Payments upon Termination or Change in Control
We are not party to any severance or other employment agreements with Executive Officers. In addition, we have not entered into any change in control agreements with any of the Executive Officers. The only potential termination/change in control benefits are as follows (determined as if the change in control occurred on December 31, 2018):

•
The 2009 LTI Plan provides that upon a change in control, and unless otherwise determined by the Board, all unvested awards become vested and all related restrictions lapse. No stock options have been issued under the 2009 LTI Plan to the Executive Officers; however:

•
As of December 31, 2018, there was a total of 16,465 shares of restricted stock outstanding that were issued to the Executive Officers pursuant to previously granted LTI Awards, 12,035 of which shares will not become vested until December 5, 2019 and 4,430 of which shares will not become vested until December 5, 2020; accordingly, had a change in control occurred as of December 31, 2018, each of the Executive Officers would have been entitled to vesting of their then-unvested restricted shares, which would have had the following values (based on the closing price of $27.77 per share on December 31, 2018) as of such date:  Mr. Schroeder, $122,605, Mr. Ewing, $97,195, Mr. Rust, $72,757, Mr. Braun, $54,707, Mr. Leinenbach, $55,262, and Mr. Dauby, $54,707; and

•
With respect to the 696 restricted shares granted to Mr. Schroeder as director of the Company on December 17, 2018, such shares were not vested as of December 31, 2018 and had a change in control occurred as of such date, Mr. Schroeder would have been entitled to vesting of such shares which would have had a value of $19,328 (based on a closing price of $27.77 per share on December 31, 2018).

•
As noted under “Compensation Discussion and Analysis” above, under the section entitled “Retirement/Deferred Compensation Benefits,” Messrs. Schroeder, Ewing and Rust were participants in the Nonqualified Savings Plan as of December 31, 2018. If elected by the participant, he (or his beneficiary) will receive a lump sum or installment distribution of his deferrals and matching contributions from the Nonqualified Savings Plan, beginning upon termination of employment, retirement, early retirement or disability. In the event of a change in control of the Company, any unvested amounts allocated to a participant’s account shall become fully vested (the Executive Officers have elected to receive their account balances under the Nonqualified Savings Plan (account balances as of December 31, 2018 are disclosed in column (f) of the Nonqualified Deferred Compensation table, above) as follows: in a single lump sum payment upon the attainment of normal retirement age as defined under the Nonqualified Savings Plan (Messrs. Schroeder, Ewing and Rust). In addition, Mr. Rust has elected to receive his benefits in a single lump sum payment upon a change in control of the Company).

•
As noted under the Pension Benefit disclosure above, Mr. Rust’s accrued benefit under his Executive Supplemental Retirement Income Agreement will become payable at age 65, unless he terminates after attaining age 60 and elects to commence a reduced early retirement benefit. If Mr. Rust is terminated without “Cause” (as defined under the agreement) prior to age 60, the benefit will commence, without reduction, on the first day of the month following his 65th birthday. However, if his termination of employment before age 60 is voluntary, Mr. Rust shall only be entitled to his vested accrued benefit existing at the termination date. Should Mr. Rust’s employment be terminated for Cause prior to age 65, his retirement benefit will be forfeited.

•
As noted under the Pension Benefit disclosure above, so long as Mr. Leinenbach remains employed by the bank subsidiary through his Retention Date, he will receive the retirement benefits under his Supplemental Executive Retirement Agreement, in monthly installments, over a ten-year period that commences January 1, 2025. In the event Mr. Leinenbach’s employment terminates prior to the Retention Date due to the death, disability or termination by the bank subsidiary for a reason other than for breach of the agreement or “Just Cause” (as defined under the agreement), a proportionate amount of the retirement benefit would be paid to Mr. Leinenbach (or his beneficiaries) as provided above. The proportionate amount will be calculated by multiplying the retirement benefit by the number of full calendar months he was employed by the bank subsidiary after the date of the agreement divided by 76. Should Mr. Leinenbach resign voluntarily or his employment be terminated for Just Cause prior to the Retention Date, his retirement benefit will be forfeited.

Director Compensation
The Company compensates its directors for their service to the Company and the Company’s subsidiaries based on a twelve-month period commencing July 1 and ending on June 30 of the following year. The Board’s Governance/Nominating Committee made a recommendation with respect to director compensation for the new twelve-month service period to the Board and the Board approved such recommendation at its annual reorganization meeting on June 25, 2018. The changes incorporated in 2018 were to increase the additional lead director fee from $10,000 to $15,000, and to increase the additional fees paid to the Audit Committee Chair from $6,500 to $8,500. The adjustments were the result of the Committee's internal review and analysis of peer group survey comparisons and the desire to remain competitive to attract and retain qualified directors.
For services of directors during the current annual period that commenced July 1, 2018, the Company compensates its directors, including the CEO, through an annual retainer of $25,000 paid in cash during 2018 in a lump sum (which was earned regardless of the number of meetings held or attended, and regardless of committee membership or attendance) and an additional attendance fee of $700 for each meeting of the Board that is attended during this period and $700 for each committee meeting that is attended during this period (with the exclusion of the CEO who does not receive attendance fees for meetings of committees for which he is an ex officio member). For services of directors during 2018, the Company also paid a lead director fee of $15,000 (a portion of which was related to such lead director’s chairmanship of the Board’s Governance/Nominating Committee) and annual committee chairman fees of (i) $5,000 for the Compensation/Human Resources and Credit Risk Management Committees and (ii) $8,500 for the Audit Committee. For services of directors during the period that commenced July 1, 2017 and ended June 30, 2018, the Company compensated its directors, including the CEO, through annual retainers paid in cash in a lump sum during 2017 in the amount of $25,000. The Company also paid an additional $700 attendance fee for each meeting of the Board that was attended during the entirety of that period and $700 for each committee meeting that was attended during the entirety of that period (with the exclusion of the CEO who does not receive attendance fees for meetings of committees for which he is an ex officio member).
Members of the Board (other than the CEO) who serve on the board of directors (including any regional advisory board) of at least one of the subsidiaries receives additional compensation for his or her service to such subsidiaries in the form of director/advisory fees for meetings actually attended of (i) $700 per meeting of the board of directors of German American Bank (the Company’s bank subsidiary), (ii) $700 for any meeting of a committee of the board of directors of our bank subsidiary or for any meeting of any regional advisory board of the bank subsidiary, and (iii) an aggregate of $700 for the meetings of (A) the boards of directors of German American Investment Services, Inc. and German American Insurance, Inc. and (B) the Wealth Advisory (Trust) Oversight Committee (which meetings occur sequentially on a quarterly basis). Additionally, those directors who travel from their primary residence or principal place of business, which is located outside of Dubois County, Indiana or the Indiana counties immediately adjacent to Dubois County, to meetings held at the Company’s headquarter offices, will be paid a $50 daily travel allowance in connection with his/her in-person attendance at board or assigned committee meetings.
Members of the Board who attend sessions of the Board of the Company, or of the Board’s committees that are held concurrently with sessions of the board of directors of the bank subsidiary (German American Bank) or of committees of that subsidiary’s board of directors receive a single meeting fee of $700 for the combination of the two concurrent meetings.
On December 17, 2018, the Board granted 696 shares of restricted common stock of the Company as an additional retainer to the current members of the Board of Directors, including Mark A. Schroeder, the Company’s Chief Executive Officer, under the 2009 LTI Plan. Accordingly, 696 shares of common stock of the Company (restricted as to transferability and vesting under the terms of the Board resolutions granting the awards) were issued to each of the Company’s twelve (12) directors (including Mr. Schroeder) effective as of the close of business on December 17, 2018, or an aggregate of 8,352 shares. Under the terms of the award resolutions (except with respect to Mr. Collins), none of the grants of restricted stock will be transferable prior to December 5, 2019, and each award will be (i) fully forfeited and all shares issued under the award will be canceled should the holder of the award not continue in service as a director of the Company through December 5, 2019 for any reason other than death or disability, and (ii) subject to a 50% forfeiture (for any reason other than disability) should a director fail to attend in person at least 75% of the aggregate number of meetings of the Board and the other corporate, subsidiary or affiliate boards and committees on which he or she was a member during the period commencing on January 1, 2019, through December 5, 2019, or fail to attend (other than by reason of disability or illness or bona fide emergency) the Company’s annual meeting of shareholders held in 2019.
In the case of Mr. Collins (whom, as discussed above, is leaving our Board following this year’s annual meeting), the award resolutions specified that, in lieu of the December 5, 2019 measurement date specified above, the date of May 16, 2019 be used as the date for measuring vesting of his restricted stock awards.
We feel director equity grants are an important part of our director compensation program as they truly tie the directors to the shareholders they represent. Non-employee directors are expected to attain an investment position in shares of our common stock equal to a multiple of three times their current annual cash retainer of $25,000. Non-employee directors are expected to attain an investment position in shares of our common stock (measured by the same rules as are used for determining the number of shares beneficially owned in our annual meeting proxy statement).
The table below shows all compensation paid during 2018 to our directors who served during 2018 and who were not also Executive Officers in 2018. Please note that Mr. Schroeder is the only Executive Officer who is also a director. Mr. Schroeder’s cash director fees of $33,400 in 2018 are reported in the “All Other Compensation” column of the Summary Compensation Table, shown previously, while his restricted stock grant of 696 shares on December 17, 2018 (which represented a market value of $19,975 on such date) is reflected in the Stock Awards column of the Summary Compensation Table, shown previously.
DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)
Zachary W. Bawel	31,400	19,975	―	―	―	―	51,375
Lonnie D. Collins	39,050	19,975	―	―	―	―	59,025
Christina M. Ernst	42,650	19,975	―	―	―	―	62,625
Marc D. Fine	54,250	19,975	―	―	―	―	74,225
U. Butch Klem	62,450	19,975	―	―	―	―	82,425
J. David Lett	43,250	19,975	―	―	―	―	63,225
Lee A. Mitchell	20,250	19,975					40,225
Chris A. Ramsey	39,750	19,975	―	―	―	―	59,725
M. Darren Root	50,200	19,975	―	―	―	―	70,175
Thomas W. Seger	50,350	19,975	―	―	―	―	70,325
Raymond W Snowden	47,450	19,975	―	―	―	―	67,425

(1) See description above regarding the grant on December 17, 2018 of 696 restricted shares to each of the directors (including Mr. Schroeder). The market value of the restricted shares was computed based on the closing market price of the Company’s Common Shares on December 17, 2018 of $28.70. Subject to the continued service and attendance obligations described above, such restricted shares will vest on December 5, 2019 (except with respect to Mr. Collins whose shares will vest on May 16, 2019).

TRANSACTIONS WITH RELATED PERSONS
Since January 1, 2018, we have not participated in any transaction or series of related transactions (and there is no currently proposed transaction as of the date of this proxy statement) that involved (or is proposed to involve) an amount greater than $120,000 in which any of our directors, Executive Officers or members of their immediate families had (or would have) a direct or indirect material interest.
The Company’s bank subsidiary has (and expects to continue to have in the future) loan transactions in the ordinary course of business with directors and officers of the Company and their associates and members of their immediate families. These loans have been made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features, and none of them are disclosable by us as nonaccrual, past due, restructured or potential problems (as those terms are defined by an SEC industry guide applicable to disclosures by bank holding companies).
As required by the listing standards of NASDAQ, the Audit Committee of our Board has the authority and responsibility for reviewing and approving all related party transactions of a type and size that would be required to be reported to shareholders and the SEC under the rules of the SEC for disclosure of related person transactions. Accordingly, transactions in which we participate (or are proposed to participate) that are covered by this review and approval requirement include but are not limited to most types of financial transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements, or relationships, in which any of our directors, Executive Officers or members of their immediate families have a direct or indirect material interest (as determined in accordance with the SEC rules) and involve an amount in excess of $120,000. Certain types of transactions are not reportable in our annual meeting proxy statements under the SEC related person transaction disclosure rules, however, and therefore do not require Audit Committee review, including:

•
loan transactions of our Company’s bank subsidiary in which our directors, Executive Officers or members of their immediate families may have a direct or indirect material interest, if such loans satisfy the standards (described by the preceding paragraph) for non-disclosure under the SEC rules;

•	payments of dividends made by us to our directors and our Named Executive Officers solely as a result of their ownership of our common shares;

•	compensation paid by us to our directors and to our Named Executive Officers that is disclosable as compensation in our annual meeting proxy statements and is in fact disclosed as such; and

•
compensation paid to any Executive Officer (other than a Named Executive Officer) if he or she is not an immediate family member of another Executive Officer or director, such compensation would have been reportable as compensation in this proxy statement if he or she were a Named Executive Officer for the year in question, and the compensation has been approved by our Compensation/Human Resources Committee.

Neither our Board nor its Audit Committee has adopted any written statement of policies and procedures to be applied in reviewing any such related person transactions, other than the provision in the Audit Committee charter described above that defines the types of transactions requiring review and approval. The Audit Committee, however, in reviewing and approving any such related person transaction, would be bound to abide by the standards of loyalty and care established by the Indiana Business Corporation Law for directors of corporations (like the Company) that are incorporated under Indiana law. These standards require that the directors on the Audit Committee, based on the facts then known to them, discharge their duties as members of the Audit Committee in good faith; with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and in a manner that they reasonably believe to be in the best interests of the Company.

PROPOSAL 2
APPROVAL OF THE GERMAN AMERICAN BANCORP, INC. 2019 EMPLOYEE STOCK
PURCHASE PLAN

On March 4, 2019, the Board of Directors adopted the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (the “Purchase Plan”). The Board’s adoption of the Purchase Plan is subject to approval by the shareholders at the Annual Meeting. The Purchase Plan replaces the 2009 Employee Stock Purchase Plan (the “2009 ESPP”), which expires by its own terms on August 16, 2019.

The effective date of the Purchase Plan will be October 1, 2019, if it is approved by the shareholders. The Board of Directors of the Company will determine the effective date of the first offering, if any, under the Purchase Plan. The purpose of the Purchase Plan is to provide, subject to the determination of Board of Directors in its sole discretion to implement the Plan, eligible employees of the Company and its subsidiaries with a convenient opportunity to purchase the Company’s common shares financed by payroll deductions. The Board recommends approval of the Purchase Plan.

The following summary of the key features of the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Plan, which is set forth in Appendix A to this Proxy Statement.

Key Features of the Purchase Plan

Effective Date:	October 1, 2019, subject to approval at the 2019 annual meeting by the shareholders of the Company.
Tax Code Qualification:	The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Internal Revenue Code Section 423.
Purchase Price Limitation:
The purchase price will be determined by the Compensation/Human Resources Committee in an amount that is not less than 95% of the fair market value of the Common Shares on the last trading day of the offering period (the option exercise date).

Offering Periods and Limitations:
The Purchase Plan provides for a series of quarterly offering periods. While the Compensation/Human Resources Committee has the authority to change the duration and/or frequency of offering periods, in no event may any option granted under the Purchase Plan be exercisable more than twenty-seven (27) months from its grant date.

Shares Authorized:	750,000 shares (approximately 3.0% of outstanding shares) over ten (10) years, subject to automatic adjustment in the event of a stock split, stock dividend, recapitalization or similar event.
Annual Investment Limitation:
No participant will be allowed to purchase more than $25,000 in fair market value of the Company common stock as of the grant date under the Purchase Plan (together with purchases under any other similar stock purchase plans maintained by the Company or its affiliates) for any one calendar year.

Plan Termination:	September 30, 2029, unless terminated earlier by the Board.

Summary of the Purchase Plan
Options to Purchase Shares in Offerings. The Purchase Plan provides a series of 3-month offering periods, commencing on the first day and ending on the last trading day of each calendar quarter, for the purchase of the Company’s common stock by participating employees. A total of 750,000 common shares will be reserved for issuance under the Purchase Plan. The Purchase Plan will continue until September 30, 2029, or, if earlier, until all of the shares of common stock allocated to the Purchase Plan have been purchased. The Compensation/Human Resources Committee (the “Committee”) has the authority to change the duration and/or frequency of the offering periods. However, in no event shall any option granted under the Purchase Plan be exercisable more than twenty-seven (27) months from its grant date. If the market value of the 750,000 shares available for grant were based on the closing price of a common share as reported on NASDAQ on March 1, 2019, the common shares available for the grant of awards under the Purchase Plan would have an aggregate market value of $2,325,000.

Eligibility. All employees of the Company and its participating subsidiaries who have been employed for at least six months as of the first day of the offering are eligible to participate in the Purchase Plan. If the Purchase Plan had been in effect as of March 1, 2019, approximately 729 employees would have been eligible to participate.

Purchase of Shares. Prior to each offering period, eligible employees would be entitled to elect to have a specified percentage of their eligible cash compensation deducted from their pay. The Committee will establish the maximum percentage that any one employee may have deducted. No participant may be granted an option under the Purchase Plan if such option would entitle the participant to purchase common shares having a market value in excess of the amount specified by the Committee or if, immediately after an option is granted under the Purchase Plan, the employee owns more than 5% of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company. In no event will a participant be allowed to purchase more than $25,000 in Fair Market Value (as defined below under “Price” and based upon the grant date) of the Company’s Common Shares under the Purchase Plan, and any other stock purchase plan maintained by the Company or a parent or subsidiary of the Company that is qualified under Internal Revenue Code Section 423, for any one calendar year. Participants may increase, decrease or suspend their payroll deductions one time each offering period and may withdraw the balance of their payroll deduction account at any time during each offering period. At the end of each offering period, the balance of each participant’s payroll deduction account will be applied towards the purchase of common shares. All shares purchased will be credited in book-entry form to a separate share account for each participant.

Price. The price at which the shares will be deemed to have been purchased under each offering (the “option price”) will be determined by the Committee, and will be an amount in the range from ninety five percent (95%) and one hundred percent (100%) of the Fair Market Value of the Common Shares on the last trading day of the offering period. If the Committee for any reason should fail to determine the price for any offering within the percentage range specified by the preceding sentence for any offering, the percentage shall be ninety-five percent (95%). “Fair Market Value” of a share of Common Shares on a given date means the NASDAQ Official Closing Price (or similar closing price information if The NASDAQ Stock Market LLC (NASDAQ) no longer makes available a figure called the NASDAQ Official Closing Price) on such date (“NOCP”), or if no NOCP is furnished by NASDAQ for the Common Shares on such date, the NOCP of a Common Share on the most recent day on which NASDAQ has furnished an NOCP for the Common Shares. If the Common Shares are not listed on any given date on the NASDAQ Global Select Market or similar market for which an NOCP (or similar closing price) is furnished by NASDAQ, then “Fair Market Value” is defined as the fair market value of a share on such date as determined in good faith by the Committee.

Administration. The Board of Directors has delegated administration of the Purchase Plan to the Committee. The Committee has the authority, subject to the terms of the Purchase Plan, to (i) adopt, alter, and repeal administrative rules and practices governing the Purchase Plan; (ii) interpret the terms and provisions of the Purchase Plan; and (iii) otherwise supervise the administration of the Purchase Plan.

Certain U.S. Federal Income Tax Consequences under the Purchase Plan

The following is a brief summary of federal income tax consequences to participants and the Company relative to the Purchase Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of a state, local or other jurisdiction which may be applicable to a participant. The consequences of transactions depend on a variety of factors, including a participant’s tax status.

The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Amounts withheld for the purchase of stock under the Purchase Plan will be taxed as if the amounts were paid directly to the participants. However, neither the grant nor the exercise of purchase rights on behalf of a participant under the Purchase Plan will cause any federal income tax consequences to the participant or the Company. Taxable income is not recognized until the participant sells or otherwise disposes of the shares acquired under the Purchase Plan. If the participant holds the shares purchased pursuant to the Plan for more than one year after the exercise date and two years after the grant date (the “holding period”), upon selling the shares the participant will recognize ordinary income equal to the lesser of (i) the actual gain (the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price), or (ii) the amount, if any, by which the fair market value as of the date of grant exceeded the purchase price. Any additional gain on the disposition of stock is treated as a long-term capital gain. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If the participant sells the shares before the expiration of the holding period, however, the participant will have made a “disqualifying disposition” and will realize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. Upon the subsequent sale of any such shares, any appreciation or depreciation in the value of the shares after the date the option was exercised is treated as a capital gain or loss. The Company will receive an income tax deduction in the same amount and at the same time as the participant realizes ordinary income, but not as to any amount which is subject to capital gains treatment. The ability of the Company to receive an income tax deduction related to compensation paid to certain executive officers may be limited by Code Section 162(m) if such compensation exceeds $1 million.

New Plan Benefits

The Purchase Plan will not become effective until October 1, 2019, and then only if it is approved by the Company’s shareholders. Therefore, no purchase rights have been granted or shares of common stock issued under the Purchase Plan. As of March 1, 2019, the closing price of the Company common stock was $31.00. Since benefits under the Purchase Plan are dependent on the fair market value of the Company common stock as of various future dates and individual participants’ elections, it is not possible to determine the benefits that will be received by participants under the Purchase Plan, including Executive Officers who elect to participate. The Company expects, however, that, if the first year of quarterly offering periods under the Purchase Plan had concluded during 2018, the benefits and amounts received by the Executive Officers, individually and as a group, as well as the Company’s non-executive directors as a group and the Company’s non-executive employees as a group (with respect to the quarterly offering periods ending during that year) would have been as follows:

Name and Position	Shares Purchased	Aggregate Purchase Price ($)	FMV of Purchased Shares ($)	Benefit of Participation ($)
Mark Schroeder, President and Chief Executive Officer	680	21,380	22,505	1,125
Clay Ewing, President and Secretary	¯	¯	¯	¯
Bradley M. Rust, Executive Vice President and Chief Financial Officer	680	21,380	22,505	1,125
Randall L. Braun, Executive Vice President and Chief Retail Banking and Development Officer	267	8,392	8,833	441
Keith A. Leinenbach, Executive Vice President and Chief Credit Officer	680	21,380	22,505	1,125
D. Neil Dauby, Executive Vice President and Chief Commercial Banking Officer	¯	¯	¯	¯
Executive Group (6 persons)	2,307	72,532	76,348	3,816
Non-Executive Director Group	¯	¯	¯	¯
Non-Executive Officer Employee Group	15,952	501,528	527,913	26,385

Note: The above determination of benefits reflects the compensation deductions relating to options exercised during 2018 under the 2009 ESPP for the indicated participants and the number of shares of common stock that would have been purchased by the participants during 2018, assuming such amounts were evenly split among the four calendar quarters, and the options for each quarterly period were exercised at the NOCP on the last trading day of the offering period. The aggregate purchase price reflects the participants purchasing the shares at a five percent discount from the NOCP.

Equity Compensation Plan Information

The following table presents information as of December 31, 2018 with respect to compensation plans under which equity securities of the Company are authorized for issuance. It does not include information concerning equity securities that may be authorized for issuance under the Purchase Plan or the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (see description on pages []-[]), which plan is also being presented for approval at the 2019 annual meeting by the shareholders of the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	¯	¯	306,404
Equity compensation plans not approved by shareholders	¯	¯	¯
Total	¯	¯	306,404

Shareholder Approval

The Purchase Plan will be adopted if it is approved by a majority of the votes cast at the Annual Meeting, provided a majority of the outstanding Common Shares is represented and entitled to vote at the Annual Meeting. Shares voted “for” the Purchase Plan and shares represented by return proxies that do not contain instructions to vote against the Purchase Plan or to abstain from voting will be counted as shares cast for the approval of the Purchase Plan. Abstentions and broker non-votes will not be treated as votes cast “for” or “against” the Purchase Plan but will be included for purposes of determining whether a quorum is present.

Our Board recommends that you vote FOR the proposal to approve the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (Proposal 2 on the proxy).

PROPOSAL 3
APPROVAL OF THE GERMAN AMERICAN BANCORP, INC. 2019
LONG-TERM EQUITY INCENTIVE PLAN

On March 4, 2019, the Board of Directors adopted the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (the “Incentive Plan”). The Board’s adoption of the Incentive Plan is effective May 16, 2019, and is subject to approval by the shareholders at the Annual Meeting.

The Incentive Plan is intended to replace German American Bancorp 2009 Long Term Equity Incentive Plan (the “2009 LTI Plan”) and is designed to promote the interests of the Company and its shareholders by providing a means by which the Board of Directors can award stock-based incentives to employees and directors of the Company or any subsidiary. The Incentive Plan permits the Board to grant incentive stock options, non-qualified stock options, restricted stock, and stock appreciation rights (“SAR”).

The purpose of the Incentive Plan is to further the growth, development, and financial success of the Company by providing for stock-based incentives to participants that align their interests more closely with those of the Company’s shareholders. The Company also believes that the Plan will assist it in its efforts to attract and retain quality employees and directors, providing discretion and flexibility in designing incentives to attract, reward and retain employees (including Executive Officers) and directors and to ensure the continued close alignment of their interests with the interests of shareholders generally. The Incentive Plan provides for a number of different types of stock-based awards in addition to stock options.

The following summary of the material features of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Appendix B to this Proxy Statement.

Important Governance Features and Practices

The Incentive Plan includes numerous provisions that the Compensation/Human Resources Committee and the Board of Directors believe promote best practices by reinforcing the alignment between equity compensation arrangements for officers and employees with the interests of shareholders. Those provisions include, but are not limited to, the following:

Feature/Practice	Description
No Repricing or Cash Buyouts Without Shareholder Approval
Without shareholder approval, no stock option or SAR award may be (i) amended to decrease the exercise price, (ii) cancelled in exchange for a replacement option or SAR with a lower exercise price, or (iii) purchased or cancelled in exchange for cash, other property or grant of a restricted stock award at a time when the per share exercise price of the option or SAR award is greater than the fair market value of a share of our common stock.

No Liberal Share Recycling
We do not allow shares of common stock to be added back to the Incentive Plan reserve for future grants in the following circumstances: (i) shares tendered as payment for a stock option exercise price; (ii) shares withheld to cover taxes; (iii) shares that have been repurchased by the Company using stock option exercise proceeds; and (iv) stock-settled awards where only the actual shares delivered with respect to an award are counted against the Incentive Plan reserve.

Minimum Vesting Requirement
The Incentive Plan will require that at least 95 percent of the shares underlying awards granted under the Incentive Plan be scheduled to vest on or after the first anniversary of the grant date, regardless of award type, subject to the Committee’s authority under the Incentive Plan to vest awards earlier, as the Committee deems appropriate

Minimum Holding Periods for Named Executive Officers
Options and SAR awards granted to any Named Executive Officer must provide that any shares received in connection with the exercise or vesting of the option or right will be subject to an additional one-year holding period.

Feature/Practice	Description
Clawback
Awards will be subject to recovery or clawback if the Compensation Committee later determines either (i) that financial results used to determine the amount of that award must be materially restated and that the participant engaged in fraud or intentional misconduct related to the restatement or (ii) that recovery or repayment of the award is required by the Sarbanes-Oxley Act or other applicable law.

No Tax Gross-Ups	The Incentive Plan does not provide for any tax gross-ups.
Material Amendments Require Shareholder Approval
We must obtain shareholder approval for material plan changes, including increasing the number of shares authorized for issuance, materially modifying participation requirements, and changing the restrictions on repricing.

Independent Administration
The Incentive Plan is administered by our Compensation and Human Resources Committee, which is composed entirely of “independent directors” within the meaning of NASDAQ requirements and “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

No Evergreen Provision	The Incentive Plan does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the Incentive Plan.
No Automatic Grants or Reload Grants	The Incentive Plan does not provide for “reload” or other automatic grants to any participant.

Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information relating to outstanding equity awards and shares available for future awards under the 2009 LTI Plan as of March 1, 2019 (and without giving effect to approval of the Incentive Plan under this Proposal):

2009 LTI Plan
Total shares underlying outstanding unvested full value awards (RSAs)	44,682
Weighted-average grant date fair value of outstanding unvested full value awards (RSAs)	$32.47
Total shares currently available for grant	306,404

Summary of the Incentive Plan
Administration. In accordance with the terms of the Incentive Plan, our Board of Directors, or a compensation committee of our Board, administers the Incentive Plan. Our Board of Directors has delegated administration of the Incentive Plan to the Compensation/Human Resources Committee (the “Committee”). The Committee may delegate to ministerial non-discretionary functions to one or more officers or employees of the Company. Subject to any limitations in the Incentive Plan, the Committee has the power to determine the terms of the awards, including the employees and directors who will receive awards, the exercise price of options, the fair market value of the shares subject to each award, the number of shares subject to each award, the vesting schedule and exercisability of awards and the form of consideration payable upon exercise or purchase, as applicable.

Eligibility. The Committee may designate those persons eligible to receive awards under the Incentive Plan from among the employees and directors of the Company or any subsidiary. While the total number of employees and directors who will be eligible to receive awards under the Incentive Plan is not determinable, the Committee made awards under the existing long-term equity incentive plan, which the Incentive Plan is intended to replace, to (a) 78 employees of the Company and its subsidiaries (including each of the Executive Officers) on March 15, 2019, and (b) 12 directors of the Company on December 17, 2018.

Shares Available under the Plan. The aggregate number of our common shares with respect to which awards may be granted under the Incentive Plan may not exceed 1,000,000.

Share Counting; Limitations on Recycling. Subject to the application of the “Adjustments” paragraph below, shares that: (a) are subject to issuance upon exercise of an option but cease to be subject to the option for any reason other than the option being exercised; (b) are subject to an award granted under the Incentive Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award that otherwise terminates without shares being issued will again be available for grant and issuance in connection with future awards under the Incentive Plan. However, the following shares may not again be made available for future grant and issuance as awards under the Incentive Plan: (x) shares that are withheld to pay the exercise price of an award or to satisfy any tax withholding obligations in connection with an award; (y) shares not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right; or (z) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an exercised option. In the case of stock appreciation rights, only shares delivered in connection with the settlement of the right will be deducted from the aggregate share limit set forth above.

Adjustments. If the outstanding Shares are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding Shares is changed through a stock split or stock dividend, an appropriate adjustment will be made by the Committee in the number, kind, and/or exercise price with respect to Shares as to which awards may be granted under the Incentive Plan. A corresponding adjustment will also be made in the number, kind, and/or exercise price for Shares with respect to which there are unexercised outstanding Awards. Any such adjustment in an outstanding Award, however, shall be made without change in the total price applicable to the unexercised portion of the Award but with a corresponding adjustment in the price for each Share covered by the award

Types of Awards. The Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, and restricted stock. Our employees and directors, and any subsidiary corporation’s employees and directors, are eligible to receive awards under the Incentive Plan. However, incentive stock options may only be granted to our employees or any subsidiary corporation’s employees.

With respect to all stock options granted under the Incentive Plan, the exercise price must at least be equal to the fair market value of our common shares on the date of grant. For this purpose (and for so long as our shares are traded on a national securities exchange or are readily tradeable on an established securities market), fair market value means, on any date, the closing price of our common shares on such date, or if there was no trading in the shares on such date, then on the next preceding date on which there was trading in the shares. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding shares as of the grant date, the term of an incentive stock option must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee determines the terms of all other options.

Minimum Vesting Requirements. Vesting periods under the 2019 Incentive Plan will be established by the Committee. However, except in connection with Awards that may be settled only in cash, the minimum vesting period of each award must be one (1) year (subject to the accelerated vesting described below or as otherwise permitted by the Committee). With respect to up to five percent (5%) of the maximum number of shares available under the Incentive Plan, the Company may grant awards or otherwise accelerate vesting without regard to the one-year minimum vesting period.

Minimum Holding Periods for Named Executive Officers. Options and stock appreciation rights granted to any Named Executive Officer must provide that any shares received in connection with the exercise or vesting of the option or right will be subject to an additional one year holding period before any sale or transfer of the shares may take place, other than with respect to any shares withheld by the Company to satisfy a participant’s withholding tax obligation in connection with an award.

Rights as a Shareholder. Unless otherwise provided by the Board or the Committee, a participant will have rights as a shareholder with respect to shares covered by an award, including voting rights or rights to dividends, only upon the date of issuance of a certificate to him/her and, if payment is required, only after payment in full has been made for such Shares.

Limitations on Exercise and Transfer. Unless otherwise provided by law or the applicable award agreement, the Incentive Plan generally does not allow for the sale or transfer of awards under the Incentive Plan or exercise of awards by any person other than the participant. However, the Incentive Plan permits transfers to the Company, designation of beneficiaries and transfers or exercises by beneficiaries in the event of the participant’s death, transfers by will or the laws of descent and distribution or transfers or exercises by an authorized legal representative on behalf of a participant who has suffered a disability.

Amendments to the Incentive Plan and Awards. The Committee has the authority to amend the Incentive Plan if the amendment does not materially adversely affect any award without the written consent of the affected participant. Stockholder approval is required only to the extent required under applicable law or if the board of directors determines that it is necessary or advisable. Subject to the prohibition of repricing discussed below, the Committee may unilaterally amend the terms of any award agreement evidencing an award previously granted, except that no such amendment may materially impair the rights of any participant under the applicable award without the participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or the “clawback” policy described below.

Prohibition on Repricing. Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the Incentive Plan prohibits the Committee from repricing any outstanding option or stock appreciation right (“SAR”) awards without the prior approval of our shareholders. For these purposes, a “repricing” includes amending the terms of an option or SAR award to lower the exercise price, canceling an option or SAR award in conjunction with granting a replacement option or SAR award with a lower exercise price, canceling an option or SAR award in exchange for cash, other property or grant of a restricted stock award at a time when the per share exercise price of the option or SAR award is greater than the fair market value of a share of our Common Stock, or otherwise making an option or SAR award subject to any action that would be treated under accounting rules as a “repricing.”

Clawback of Awards. Awards granted to an Executive Officer of the Company under the Incentive Plan will be subject to recovery or clawback if the Committee later determines either (i) that financial results used to determine the amount of that award must be materially restated and that the Executive Officer engaged in fraud or intentional misconduct related thereto, or (ii) that recovery or repayment of the award is required by the Sarbanes-Oxley Act or other applicable law. In addition, the Compensation Committee may provide that any award, including any shares subject to or issued under an award, is subject to any other recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

Separation from Service. The Committee has the authority to establish the effect of a separation from service on the rights and benefits under any award, however, a director’s separation from service will not accelerate or otherwise increase the number of shares subject to an award unless the committee expressly determines that it will. Participants may exercise awards after a separation from service only in accordance with the terms of the award agreement and, unless otherwise expressly provided by the committee, only with respect to the number of shares as to which the award could have been exercised on the date of the separation from service.

Termination. Our Incentive Plan provides that, upon the occurrence of any of the events described below, the Incentive Plan and each outstanding award will terminate, subject to any provision made by the Committee for the continuation of awards. If awards are to terminate, each participant will have the right, by giving notice at least ten days before the effective date of the event in question, to exercise all or any part of an unexpired award to the extent then exercisable. Events triggering termination of the Incentive Plan and each award granted under the plan include the following:

•	dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the company,

•	any reorganization, merger, consolidation, sale or exchange of securities in which the company does not survive,

•
any sale, reorganization, merger, consolidation or exchange of securities in which the company survives and any of the company’s stockholders have the opportunity to receive cash, securities of another entity or other property in exchange for their shares of the company’s common shares, or

•	any acquisition by any person or group of beneficial ownership of more than 50% of our outstanding shares.

Acceleration. The Committee has the authority to accelerate the vesting and exercisability of all or any portion of any award at any time in its sole discretion, regardless of any provision in the relevant award agreement. The committee may determine the terms and conditions of any acceleration so long as the terms and conditions do not materially adversely affect the rights of any participant without the consent of the participant. The committee may rescind the effect of any acceleration if it was done in anticipation of an event and the committee or the board of directors later determines that the event will not occur.

Certain U.S. Federal Income Tax Consequences under the Incentive Plan

The following is a brief summary of federal income tax consequences to participants and the Company relative to the Incentive Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of a state, local or other jurisdiction which may be applicable to a participant. The consequences of transactions depend on a variety of factors, including a participant’s tax status.

In general, there are no federal income tax consequences to the recipient or to the Company upon the grant or exercise of an incentive stock option. If the recipient holds the shares purchased through the exercise of an incentive stock option for more than one (1) year after the exercise date and two (2) years after the option was granted (the “holding period”), the recipient will be eligible upon selling the shares for long-term capital gain treatment on any excess in the amount of the sale price over the option price. The Company will not receive an income tax deduction in the event the recipient disposes of the shares after completion of the holding period. However, if the recipient sells the shares before the expiration of the holding period, the recipient will have made a “disqualifying disposition” and will realize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. The balance of the recipient’s gain, if any, on the sale of the shares is subject to capital gains treatment. The Company will receive an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income.

The recipient of a non-qualified stock option will realize ordinary income upon exercising the option, equal to the difference between the option price and the fair market value on the exercise date of the shares purchased. The Company will receive an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income. Upon the subsequent sale of any such shares by the recipient, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss.

In general, a recipient will not realize income on the date of an award of restricted stock, nor will the Company be entitled to a deduction at that time. The recipient will realize ordinary income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding income tax deduction. Amounts paid as dividends to recipients prior to the lapse of restrictions will be treated as compensation, which is taxed as ordinary income to the recipient and is deductible as such by the Company.

The ability of the Company to receive an income tax deduction related to compensation paid to certain executive officers may be limited by Code Section 162(m) if such compensation exceeds $1 million.

New Plan Benefits

The Incentive Plan gives the Compensation/Human Resources Committee discretion to determine which Executive Officers and employees of the Company and its subsidiaries will receive awards under the Incentive Plan. Because of this discretion element, it is not possible at present to specify the persons to whom awards will be granted in the future or the amounts and types of individual grants. However, it is anticipated that, among others, all of the Company’s Executive Officers will receive restricted stock awards under the Incentive Plan. While the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the Incentive Plan had been in effect cannot be determined, see the “Grants of Plan-Based Awards” table on page 37 for a description of the equity awards made to our Executive Officers during the year ended December 31, 2018 under our existing incentive plans.

Equity Compensation Plan Information

The table on page 39 presents information as of December 31, 2018 with respect to compensation plans under which equity securities of the Company are authorized for issuance. It does not include information concerning equity securities that may be authorized for issuance under the Incentive Plan or the German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (see description on pages 45-48),which plan is also being presented for approval at the 2019 annual meeting by the shareholders of the Company.

Shareholder Approval

The Incentive Plan will be adopted if it is approved by a majority of the votes cast at the Annual Meeting, provided a majority of the outstanding Common Shares is represented and entitled to vote at the Annual Meeting. Shares voted “for” the Incentive Plan and shares represented by return proxies that do not contain instructions to vote against the Incentive Plan or to abstain from voting will be counted as shares cast for the approval of the Incentive Plan. Abstentions and broker non-votes will not be treated as votes cast “for” or “against” the Incentive Plan but shall be included for purposes of determining whether a quorum is present.

Our Board recommends that you vote FOR the proposal to approve the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (Proposal 3 on the proxy). The Board of Directors has a conflict of interest in connection with this recommendation, however, because all of the members of the Board of Directors are eligible to receive grants under this Plan.

PROPOSAL 4
ADVISORY VOTE ON THE APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee of our Board has selected the firm of Crowe LLP (“Crowe”), an independent registered public accounting firm, to be the Company’s auditors for the fiscal year ending December 31, 2019, and our Board is asking shareholders (on a non-binding advisory basis) to approve that appointment. We are not required to have the shareholders approve the selection of Crowe as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not approve the selection, the Audit Committee will reconsider the retention of Crowe, but ultimately may decide to retain Crowe as the Company’s independent auditor. Even if the selection is approved, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its shareholders.
Before selecting Crowe, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, including the firm’s efficiency, integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Crowe in all of these respects. The Company has been advised by Crowe that neither it nor any of its associates has any direct or material indirect financial interest in the Company.
Crowe served as independent registered public accounting firm for the Company with respect to the audits of the Company’s consolidated financial statements and internal control over financial reporting for 2018 and has been engaged by the Company’s Audit Committee to serve as independent registered public accounting firm for the Company with respect to the audits of the Company’s consolidated financial statements and internal control over financial reporting for 2019. Representatives of Crowe will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Our Board recommends that shareholders vote “FOR” approval of the appointment of Crowe as the Company’s independent registered public accounting firm for fiscal 2019.
Required Vote of Shareholders
The affirmative vote of a majority of the votes cast by holders of common shares who are present in person or by proxy at a meeting at which a quorum is present is required (on a non-binding advisory basis) to approve the appointment of Crowe.

Our Board recommends that you vote FOR the proposal to approve Crowe as the Company’s registered independent public accounting firm for 2019 (Proposal 4 on the proxy card).

SECTION 16(A): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and Executive Officers and persons who beneficially own more than ten percent of the Company’s Common Shares to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of the Company’s Common Shares and other equity securities. We prepare and file these reports on behalf of our directors and Executive Officers. During 2018, the initial statement of beneficial ownership of securities on Form 3 for Zachary W. Bawel was filed after its due date. To our knowledge, all other Section 16(a) reporting requirements applicable to our directors and Executive Officers were satisfied in a timely manner.
SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING
A shareholder desiring to submit a proposal for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in the year 2020 must deliver the proposal so that it is received by the Company no later than December 3, 2019.
If notice of any other shareholder proposal intended to be presented at the 2020 annual meeting is not received by the Company on or before February 16, 2020, the proxy solicited by our Board for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the Company’s proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.

Any proposals or notices should be mailed to the Chairman of the Governance/Nominating Committee of the Board of Directors, in care of the Corporate Secretary, at German American Bancorp, Inc., 711 Main Street, P. O. Box 810, Jasper, Indiana 47547-0810, by certified mail, return-receipt requested.

APPENDIX A: GERMAN AMERICAN BANCORP, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN

I.	INTRODUCTION

The German American Bancorp, Inc. 2019 Employee Stock Purchase Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of German American Bancorp, Inc. (the “Company”) on March 4, 2019, subject to approval of the Company’s shareholders at their annual meeting scheduled to be held on May 16, 2019. The Board of Directors of the Company shall determine the effective date of the first offering, if any, under the Plan. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries the opportunity to invest in the Company through convenient payroll contributions. These contributions are used quarterly to purchase shares of common stock of the Company at a discount from the current market price. As used in this Plan, “subsidiary” means any “subsidiary corporation” as that term is defined in Section 424 of the Internal Revenue Code of 1986 (the “Code”).
The Plan may continue until all the stock allocated to it has been purchased or until September 30, 2029, whichever is earlier. The Board may terminate the Plan at any time, or make such amendment of the Plan as it may deem advisable, but no amendment may be made without the approval of the Company’s shareholders if it would materially: (i) increase the benefits accruing to participants under the Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) increase the number of shares which may be issued under the Plan (except as permitted under Section III); (iv) increase the cost of the Plan to the Company; or (v) alter the allocation of Plan benefits among participating employees.
The Plan is not qualified under Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). It is the Company’s intention to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

II.	ADMINISTRATION

The Plan shall be administered by a committee of the Board of Directors which shall consist of two or more members of the Board, none of whom is eligible to participate in the Plan and all of whom are “Non-Employee Directors,” as such term is defined in Rule 16b-3(b)(3) of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or as required by any successor rule (the “Committee”). The Compensation/Human Resources Committee appointed by the Company’s Board of Directors shall act as the Committee under the Plan unless the Board of Directors otherwise directs. The Committee shall prescribe rules and regulations for the administration of the Plan and interpret its provisions. The Committee may correct any defect, reconcile any inconsistency or resolve any ambiguity in the Plan. The actions and determinations of the Committee on matters relating to the Plan are conclusive. The Committee and its members may be addressed in care of the Company at its principal office. The members of the Committee do not serve for fixed periods but may be appointed or removed at any time by the Board.

III.	STOCK SUBJECT TO THE PLAN

An aggregate of 750,000 shares of common stock, without par value, of the Company (each a “Common Share” and, collectively, the “Common Shares”) are available for purchase under the Plan. Common Shares which are to be delivered under the Plan may be obtained by the Company by authorized purchases on the open market or from private sources, or by issuing authorized but unissued Common Shares. In the event of any change in the Common Shares through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Committee shall make such equitable adjustments in the Plan and the then outstanding offering as it deems necessary and appropriate including, but not limited to, changing the number of Common Shares reserved under the Plan and the price of the current offering. If the number of Common Shares that participating employees become entitled to purchase is greater than the number of Common Shares available, the Committee or its designee will allocate the available shares pro rata to participants in as near a uniform manner as practical and will promptly refund to participants any remaining payroll contributions not applied to the purchase of stock.

IV.	ELIGIBILITY

All employees of the Company and its subsidiaries will be eligible to participate in the Plan. No employee shall be eligible to participate in an offering unless he or she has been continuously employed by the Company or subsidiary for at least six months as of the first day of such offering. No employee shall be eligible to participate in the Plan if, immediately after an option is granted under the Plan, the employee owns more than five percent (5%) of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company.

V.	OFFERINGS, PARTICIPATION AND DEDUCTIONS

A.Offerings and Offering Periods. The Plan shall be implemented by a series of consecutive three-month offering periods, with each new offering period commencing on the first day of each calendar quarter (beginning October 1, 2019), or at such other time or times as may be determined by the Committee (the “Offering Date”), and ending on the last trading day of each calendar quarter, or at such other time or times as may be determined by the Committee (the “Purchase Date”). The Plan shall continue until terminated in accordance with Section I. Subject to the provisions concerning termination in Section I, the Committee shall have the power to change the duration and/or frequency of offering periods with respect to future offerings and shall use reasonable efforts to notify employees of any such change at least five (5) days prior to the scheduled beginning of the first offering period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its Offering Date.

B.Participation and Payroll Deduction Accounts. An eligible employee may participate in an offering by authorizing, on or before the tenth (10th) business day preceding the Offering Date for such offering, a payroll deduction for such purpose, expressed as a percentage of Eligible Compensation, which is within the minimum and maximum rates established by the Committee. “Eligible Compensation” for purposes of determining the amount of a participant’s contributions for any option period shall be the gross (before taxes are withheld) total of all base wages and salaries, commissions, overtime and bonuses received during the option period. Eligible Compensation shall not include any compensation not included in the previous sentence. Notwithstanding the foregoing, the Committee shall have discretion to determine the application of this definition to the participants of an offering on a uniform and nondiscriminatory basis. In addition, the Committee may at any time suspend an offering or change the terms of the offering, subject to the provisions of this Plan and Section 423 of the Code, if required by law or if determined by the Committee to be in the best interests of the Company.

The Company will maintain or cause to be maintained a payroll deduction account for each participating employee (a “Payroll Deduction Account”). All funds received or held by the Company or its subsidiaries under the Plan may be, but need not be, segregated from other corporate funds. Any balance remaining in any employee’s Payroll Deduction Account at the end of an offering period will be refunded to the employee.

C.Changes, Suspension and Withdrawal. Subject to rules, procedures and forms adopted by the Committee, a participating employee may, at any time during the offering period, prospectively increase, decrease or suspend his or her rate of payroll deductions or discontinue payroll deductions and withdraw the entire balance of his or her Payroll Deduction Account without interest and thereby withdraw from participation in an offering. Under the initial rules established by the Committee, payroll deductions may be increased or decreased only as of a quarterly Offering Date, by filing a new payroll deduction authorization with Human Resources at least ten (10) business days prior to the Offering Date. Under such initial rules, in order to be effective for an offering, any request to withdraw therefrom must be received by the Company on or before the tenth (10th) business day prior to the Purchase Date for such offering.

D.Retirement, Death and Termination of Employment. In the event of a participating employee’s retirement, death or termination of employment, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan, and the balance in the employee’s account shall be paid to the employee, or, in the event of the employee’s death, to the employee’s beneficiary designated on a form approved by the Committee (or, if the employee has not designated a beneficiary, to his or her estate), and in either case, without interest.

E.Continued Participation. If a participating employee has not suspended or discontinued his or her payroll deductions or has not otherwise elected to cease participation in a future offering in accordance with the rules and procedures set forth in paragraph C above, his or her payroll deductions shall continue at the rate currently in effect throughout the offering period and for future offering periods unless reduced to reflect a change by the Committee in the maximum permissible rate. Such employee shall be deemed to have accepted each new offer and to have authorized payroll deductions in respect thereof during each such future offering period.

VI.	PURCHASE, LIMITATIONS AND PRICE

A.Option Grant and Exercise; Purchase of Shares. Each employee participating in any offering under the Plan shall be granted an option, on the Offering Date for such offering, for as many Common Shares (which may include a fractional Common Share) as the amount of his or her Payroll Deduction Account at the end of such offering period can purchase. No employee may be granted an option under the Plan which permits his or her rights to purchase Common Shares under the Plan, and any other stock purchase plan of the Company or a parent or subsidiary of the Company qualified under Section 423 of the Code, to accrue at a rate which exceeds the maximum amount established by the Committee, but which maximum amount may in no event exceed $25,000 of Fair Market Value of such Common Shares (based on the value of the stock on their grant/enrollment date) for each calendar year in which any option is outstanding at any time. As of the Purchase Date for each offering period, each employee who continues to be a participant in the offering shall be deemed to have exercised his or her option to purchase the number of Common Shares (which may include a fractional Common Share) as the balance of his or her Payroll Deduction Account on such date may pay for at the purchase price. Such employee’s Payroll Deduction Account will be charged for the amount of the purchase and a book-entry credit representing such shares shall recorded in the share account described below.

B.Share Accounts; Book-Entry; Dividend Reinvestment. All Common Shares purchased shall be credited in book-entry form to a separate share account for participating employees (a “Share Account”). Any cash dividends paid with respect to the Common Shares in a participant’s Share Account shall be distributed to the participant or the participant may choose to apply cash dividends to the purchase of additional shares by enrolling in the Company’s Dividend Reinvestment Plan. Any non-cash dividends paid with respect to the shares in a participant’s Share Account shall be added to the shares held for a participant in his or her Share Account.

C.Title of Accounts. Each Share Account will be registered only in the name of the participating employee.

D.Rights as a Shareholder. After a participant’s Payroll Deduction Account has been charged with the amount of the purchase price, the participating employee shall have all of the rights and privileges of a shareholder of the Company with respect to the Common Shares purchased under the Plan and held in the Share Account. A participant may withdraw or sell the shares in his or her Share Account at any time by providing written notice to the Company’s transfer agent.

E.Account Statements. Not less than annually, each participating employee will receive a statement as to the amounts held in their Payroll Deduction Account and Share Account.
F.Determination of Purchase Price. The Committee shall determine the purchase price of a Common Share for purposes of each offering, which price shall be an amount in the range from ninety-five percent (95%) and one hundred percent (100%) of the Fair Market Value of a Common Share on the Purchase Date. If the Committee for any reason should fail to determine the price for any offering within the percentage range specified by the preceding sentence for any offering, the percentage shall be ninety-five percent (95%). Notwithstanding the foregoing, in no event shall the purchase price be less than eighty-five percent (85%) of the Fair Market Value of a Common Share on the Offering Date.

“Fair Market Value” of a Common Share on a given date means the NASDAQ Official Closing Price (or similar closing price information if The NASDAQ Stock Market LLC (NASDAQ) no longer makes available a figure called the NASDAQ Official Closing Price) on such date (“NOCP”), or if no NOCP is furnished by NASDAQ for the Common Shares on such date, the NOCP of a Common Share on the most recent day on which NASDAQ has furnished an NOCP for the Common Shares. If the Common Shares are not listed on any given date on the NASDAQ Global Select Market or similar market for which an NOCP (or similar closing price) is furnished by NASDAQ or other applicable exchange, then “Fair Market Value” is defined as the fair market value of a share on such date as determined in good faith by the Committee.

VII.	TRANSFER OF INTERESTS
No option, right or benefit under the Plan may be transferred by a participating employee other than by will or the laws of descent and distribution, and all options, rights and benefits under the Plan may be exercised during the participating employee’s lifetime only by such employee or the employee’s guardian or legal representative. There are no restrictions imposed by or under the Plan upon the resale of Common Shares issued under the Plan.
Certain officers of the Company are subject to restrictions under Section 16(b) of the 1934 Act. With respect to such officers, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void if permitted by law and deemed advisable by the Committee.

APPENDIX B: GERMAN AMERICAN BANCORP, INC.
2019 Long-Term Equity Incentive Plan

German American Bancorp, Inc. (“Company”) hereby establishes the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (“Plan”), effective May ____, 2019.
ARTICLE I
APPROVAL AND PURPOSE

Section 1.01    Approval of Plan. The Company’s Board of Directors approved this Plan on March 4, 2019, contingent on approval by the Company’s shareholders within 12 months following its adoption by the Board.

Section 1.02    Description of Plan. The Plan is designed to promote the interests of the Company and its shareholders by providing a means by which the Board can award stock-based incentives to employees and directors of the Company or any Subsidiary (“Participants”). The Plan permits the Board to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, and Stock Appreciation Rights, all as provided herein.

Section 1.03    Purpose of Plan. The purpose of the Plan is to further the growth, development, and financial success of the Company by providing for stock-based incentives to Participants that align their interests more closely with those of the Company’s shareholders. The Company also believes that the Plan will assist it in its efforts to attract and retain quality employees and directors.

ARTICLE II
DEFINITIONS AND RULES OF CONSTRUCTION

Section 2.01    Definitions. When capitalized in this Plan, the following terms shall have the meanings specified below, unless the context otherwise requires:

(a)“Award” means a grant made to a Participant pursuant to Article VI.

(b)“Award Agreement” means a written instrument between the Company and a Participant evidencing an Award and prescribing the terms, conditions, and restrictions applicable to the Award.

(c)“Board of Directors” or “Board” means the Company’s Board of Directors, as constituted from time to time.

(d)“Cause” means, with respect to a Participant, that, in the Board’s reasonable good faith judgment, the Participant (i) has materially breached the terms of any employment Agreement with the Employer and failed to correct the breach within ten (10) days after receiving the Board’s written notice of such cure; (ii) has committed gross negligence or willful misconduct in the performance or intentional non-performance of any material duty of his employment; and/or (iii) has engaged in dishonesty, fraud, or intentional misconduct with respect to the business or affairs of the Employer (monetarily or otherwise).

(e)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)“Committee” means the committee described in Section 3.01; provided however, to the extent that the Board has not designated a Committee, “Committee” means the “Board.”

(g)“Company” means German American Bancorp, Inc.

(h)“Director” means a director of the Company or a Subsidiary who is not also an Employee.

(i)“Employee” means any individual employed by the Company or a Subsidiary, including an employee who is a member of the Board or the board of directors of a Subsidiary.

(j)“Employer” means the Company and/or a Subsidiary.

(k)“Exercise Price” means the price, if any, required to be paid to the Company upon the exercise of an Award.
(l)“Fair Market Value” means, with respect to a Share on any date, as follows:

(1)if the Shares are listed or admitted to trade and are readily tradable on a national securities exchange, the closing price of a Share on the principal national securities exchange on which the Shares are listed or admitted to trade on such date, or, if there is no trading of the Shares on such date, the closing price of a Share as quoted on the next preceding date on which there was trading in Shares;

(2)if the Shares are not subject to paragraph (1) above, but are readily tradable on an established securities market, the closing price of a Share on such date on such market, or if there is no trading of the Shares on such date, the closing price of a Share on the next preceding date on which there was trading in Shares; and

(3)if the Shares are not subject to paragraph (1) or (2) above, the fair market value of the Shares on such date, as determined by the Committee in a manner that satisfies the requirements of Code Section 409A and the guidance thereunder for exempt equity-based compensation.

(m)“Grant Date” means the date on which the Committee approves the grant.

(n)“Incentive Stock Option” means an option for Shares granted pursuant to the Plan that satisfies the requirements of Code Section 422.

(o)“Named Executive Officer” means, at the time of receiving an Award under the Plan, an individual who is (i) serving as the Company’s principal executive officer or acting in a similar capacity, regardless of compensation level, (ii) serving as the Company’s principal financial officer or acting in a similar capacity, regardless of compensation level, or (iii) one of the Company’s three most highly compensated executive officers other than the aforementioned principal executive officer and principal financial officer, or any such similar officer set forth under Item 402 of Regulation S-K under the Securities Act of 1933, as amended, or under any successor rule or regulation.

(p)“Non-Qualified Stock Option” means an option for Shares granted pursuant to the Plan that that is not an Incentive Stock Option.

(q)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(r)“Participant” means a person to whom an Award has been granted under the Plan, provided, however, a Participant shall cease to be such at such time as all Awards granted to him under the Plan have been exercised and/or forfeited.

(s)“Performance-Based Compensation” means compensation described in Code Section 162(m)(4)(C) that is excluded from “applicable employee remuneration” under Code Section 162(m).

(t)“Performance-Based Restricted Stock” means Restricted Stock that is subject to forfeiture unless specified Performance Targets are satisfied during the Performance Period.

(u)“Performance Measures” means, with respect to Performance-Based Restricted Stock, the objective factors used to determine whether the restrictions on the Restricted Stock have lapsed. “Performance Measures” shall be based on any of the factors listed below, alone or in combination, as determined by the Committee. Such factors may be applied (i) on a corporate-wide or business-unit basis, (ii) including or excluding one or more Subsidiaries, (iii) in comparison with plan, budget, or prior performance, and/or (iv) on an absolute basis or in comparison with peer-group performance. The factors that may be used as Performance Measures are: (i) return on assets; (ii) return on equity; (iii) total shareholder return; (iv) operating income; (v) net income; (vi) earnings per share; and (vii) income before interest and taxes. Performance Measures may differ from Participant to Participant and Award to Award.

(v)“Performance Period” means the period of time during which Performance Targets must be achieved with respect to an Award of Restricted Stock, as established by the Committee.

(w)“Performance Targets” means, with respect to an Award of Performance-Based Restricted Stock, the objective performance under the Performance Measures for that Performance Period that will result in payments under the Award. Performance Targets may differ from Participant to Participant and Award to Award.

(x)“Period of Restriction” means the period during which a Share of Restricted Stock is subject to restrictions and a substantial risk of forfeiture.

(y)“Plan” means the German American Bancorp, Inc. 2019 Long-Term Equity Incentive Plan, as set out in this document, as amended from time to time.

(z)“Restricted Stock” means Shares awarded pursuant to the Plan that, at the time of grant, are nontransferable and are subject to a substantial risk of forfeiture.

(aa)    “Rule 16b-3” means Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

(bb)    “Separation from Service,” “Separates from Service,” or any variation of such term means, (i) in the case of an Employee, a complete termination of the employment relationship between the Employee and all Employers and, (ii) in the case of a Director, termination of the Director’s service as a Director.

(cc)    “Service-Based Restricted Stock” means Restricted Stock with restrictions based solely on the Participant’s continued service with the Company or an Affiliate.

(dd)    “Share” means one of the Company’s common shares, no par value.

(ee)    “Stock Appreciation Right” or “SAR” has the meaning given to it in Section 6.02(a).

(ff)    “Subsidiary” means any company (other than the Company) that is a “subsidiary corporation” within the meaning of Code Section 424.

(gg)    “Termination Date” has the meaning given to it in Section 9.02.

Section 2.02    Rules of Construction. The following rules shall apply in construing the Plan and any Award Agreement:

(a)    Except as expressly provided below, this Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Indiana without regard to conflict of law principles.

(b)    Words used in the masculine shall be construed to include the feminine gender, where appropriate, and words used in the singular or plural shall be construed as being in the plural or singular, where appropriate.

(c)    Provisions of the Plan applicable to Incentive Stock Options shall be construed to effect compliance with Code Section 422.

(d)    Captions and headings are for convenience only, and they shall not affect the construction of the Plan or any Award Agreement.

(e)    Reference to any provision of the Code or other law shall be deemed to include a reference to the successor of such provision.

(f)    The Plan and the Awards are intended to comply with and shall be construed to effect compliance with, the exemptions under Rule 16b-3, in the case of Participants who are subject to Section 16 of the Securities Exchange Act of 1934; provided, however, the Company shall have no liability to any Participant for Section 16 consequences of an Award.

(g)    It is intended that Awards granted with an Exercise Price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Code Section 162(m), and the Plan and the Awards shall be construed accordingly.

(h)    It is intended that all Awards shall be exempt from the provisions of Code Section 409A, and the provisions of the Plan and any Agreement applicable to an Award shall be construed in accordance with such intent.

(i)    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of the Plan shall continue in effect, provided that the essential economic terms of the Plan and any Award can still be enforced.

ARTICLE III
ADMINISTRATION

Section 3.01    Committee. Except as otherwise provided herein, the Plan shall be administered by the Board or, at the Board’s option, by a compensation committee thereof to which the Board has duly delegated the administration of the Plan. The Committee shall consist solely of two or more non-employee directors (within the meaning of Rule 16b-3) who are “outside directors” for purposes of Code Section 162(m) and the regulations thereunder. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

Section 3.02    Powers of Committee. Subject to the express provisions of the Plan and any express limitations on its delegated authority, the Committee is authorized and empowered to administer the Plan and to (i) designate those persons who are Participants; (ii) grant Awards; (iii) determine the effective date of each Award, the number of Shares subject to the Award, and the other terms and conditions of the Award, which terms and conditions need not be the same for each Award; (iv) interpret the Plan; (v) determine the Fair Market Value of the Shares; (vi) accelerate the time during which an Award may be exercised, either in accordance with Section 6.09 or otherwise, in each case notwithstanding the provisions of the Award Agreement stating the time during which the Award may be exercised; (vii) prescribe, amend, and rescind rules relating to the Plan; (viii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; (ix) determine the rights and obligations of Participants under the Plan; and (x) make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the preceding provisions, the Committee is not authorized to take any action that would cause an Award hereunder to become subject to the provisions of Code Section 409A.

Section 3.03    Binding Determinations. Any action taken by, or inaction of, the Company, the Board, or the Committee relating or pursuant to the Plan (including, without limitation, any determination of Fair Market Value) shall be within the sole discretion of that entity or body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their sole discretion in matters within their authority related to the Plan.

Section 3.04    Reliance on Experts. In making any determination or in taking or not taking any action under the Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including employees of and professional advisors to the Company.

Section 3.05    Delegation. The Committee may delegate ministerial non-discretionary functions to one or more Company officers or employees. Subject to applicable law, the Committee may delegate to the Company’s Chief Executive Officer all or part of its authority and duties with respect to the granting of Awards to individuals who are not (i) subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934 or (ii) covered employees within the meaning of Code Section 162(m)(3). Any delegation pursuant to this Section shall specify the duration of the delegation and limit the amount of Awards that may be granted pursuant thereto.

Section 3.06    Limitations on Liability. No director, officer, or agent of the Company shall be liable for any action, omission, or decision under the Plan that is taken, made, or omitted in good faith.

ARTICLE IV
ELIGIBILITY

The Committee shall, from time to time, designate those persons eligible to receive Awards under the Plan from among employees and directors of the Company or any Subsidiary. The Committee may grant more than one Award to any Participant.
ARTICLE V
SHARES SUBJECT TO AWARDS

Section 5.01    Aggregate Share Limit. Subject to adjustment as provided in Sections 5.02 and 5.04 and any limitations specified elsewhere in the Plan, the maximum number of Shares cumulatively available for issuance under the Plan shall not exceed 1,000,000 Shares. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under the Plan.

Section 5.02    Share Counting, Shares Returned to the Plan and Limitations. Subject to the application of Section 5.04, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under the Plan. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (x) Shares that are withheld to pay the Exercise Price of an Award or to satisfy any tax withholding obligations in connection with an Award; (y) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR; or (z) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an exercised Option. In the case of Stock Appreciation Rights, only Shares delivered in connection with the settlement thereof shall be deducted from the aggregate Share limit set forth in Section 5.01.

Section 5.03    Limitation Applicable to Specific Awards. The maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan is 1,000,000 Shares. The only limitation on the number of Shares available for Non-Qualified Stock Options, Stock Appreciation Rights, and Restricted Stock Awards shall be that specified in Sections 5.01.

Section 5.04    Adjustments Upon Recapitalization or Reorganization. If the outstanding Shares are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding Shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made by the Committee in the number, kind, and/or Exercise Price with respect to Shares as to which Awards may be granted under the Plan. A corresponding adjustment shall likewise be made in the number, kind, and/or Exercise Price for Shares with respect to which there are unexercised outstanding Awards. Any such adjustment in an outstanding Award, however, shall be made without change in the total price applicable to the unexercised portion of the Award but with a corresponding adjustment in the price for each Share covered by the Award. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive, and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment. No adjustment shall be made pursuant to this Section, if it would cause an Award to become subject to Code Section 409A.

ARTICLE VI
AWARDS

Section 6.01    Grant of Awards. Awards authorized under this Article VI may be granted pursuant to another incentive program that incorporates by reference the terms and conditions of this Plan. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or as substitution for, other awards granted by the Company, whether or not such other awards were granted under this Plan. Without limiting the foregoing, if a Participant pays all or part of the Exercise Price or taxes associated with an Award by the transfer of Shares or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Shares that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

Section 6.02    Types of Awards. Awards under the Plan shall consist of the following:

(a)    Stock Appreciation Rights. A right to receive a payment, in cash or Shares, equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date the right is exercised over (ii) the Fair Market Value of the same number of Shares on the date the right is granted, all as determined by the Committee (“Stock Appreciation Right” or “SAR”). The right may be conditioned upon the occurrence of certain events, such as a change in control, or may be unconditional, as determined by the Committee. No Stock Appreciation Right shall be exercisable after the tenth (10th) anniversary of its grant.

(b)    Restricted Stock Award. An Award that is made in Restricted Stock. All or part of any Restricted Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee. Such Shares may be either Performance-Based Restricted Stock or Service-Based Restricted Stock.

(c)    Option. A right to purchase a specified number of Shares during a specified period and at a specified exercise price, all as determined by the Committee. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee in the Award Agreement, Incentive Stock Options must comply with the requirements of Code Section 422, Section 6.04, and this Article VI.

Section 6.03    Terms and Conditions of Awards; Agreements. Awards granted under the Plan shall be evidenced by an Award Agreement executed by the Company and the Participant, which shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

(a)    Grant and Notice of Award. The date of an Award grant shall, for all purposes, be the date on which the Board makes the determination granting such an Award. Notice of the determination shall be given to each Participant to whom an Award is granted within a reasonable time after the date of grant. The grant of an Award shall not obligate the Participant to exercise it.

(b)    Number of Shares. The Award Agreement shall state, as appropriate, the type and total number of Shares (i) granted as Restricted Stock, (ii) with respect to which Stock Appreciation Rights are granted, and/or (iii) with respect to which Options are granted.

(c)    Exercise Price. The Award Agreement shall state, as applicable, the Exercise Price per share of the Shares with respect to which Options are issued, the Fair Market Value of Shares with respect to which Stock Appreciation Rights are issued, and the purchase price for any Restricted Stock. The Exercise Price for an Option shall not be less than its Fair Market Value on the Grant Date. For Incentive Stock Options, the Exercise Price shall satisfy the requirements of Section 6.04 and the provisions of the Code applicable to incentive stock options.

(d)    Exercise and Payment of Exercise Price. A Participant may exercise a vested Option by (i) giving written notice to the Company specifying the number of Shares to be purchased and accompanied by payment of the full Exercise Price therefor in cash, by check, or in such other form of lawful consideration as the Committee may approve, including without limitation and in the sole discretion of the Committee, the transfer by the Participant to the Company of outstanding Shares held by the Participant in a manner intended to comply with the provisions of Rule 16b-3, if applicable, and (ii) satisfying any other requirements set forth herein (including, without limitation, the tax withholding requirements of Article VII) or in the applicable Award Agreements. Any Shares delivered by the Participant in connection with the exercise of an Award must have been owned by the Participant for at least six months as of the date of delivery. Shares used to satisfy the Exercise Price of an Award shall be valued at their Fair Market Value on the date of exercise.

(e)    Restrictions on Grants. Notwithstanding any other provisions set forth herein or in an Award Agreement, no Award may be granted under the Plan after the Termination Date.

(f)    Vesting of Awards.

(i)General Requirement. Awards shall vest based on longevity of service and/or other schedules established by the Committee, as set forth in each Award Agreement.

(ii)Minimum Vesting Requirements. Notwithstanding any other provision of the Plan, except in connection with Awards that may be settled only in cash, no portion of an Award may vest before the first anniversary of the date of grant, subject to accelerated vesting as contemplated under Section 6.09 and clause (vi) of Section 3.02; provided, however, that with respect to up to five percent (5%) of the maximum number of Shares reserved under Section 5.01, the Company may grant Awards or otherwise accelerate vesting without regard to the minimum vesting period set forth in this clause (ii).

(g)    Issuance of Shares and Compliance with Securities Laws. The Company may postpone the issuance and delivery of certificates representing Shares until (i) the admission of such Shares to listing on any stock exchange on which Shares are then listed and (ii) the completion of such registration or other qualification of Shares under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete; provided, however, a person purchasing or otherwise receiving Shares pursuant to the Plan has no right to require the Company to register the Shares under federal or state securities laws at any time. Any person purchasing or otherwise receiving Shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such Shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the Shares in compliance with the provisions of those or any comparable acts.

(h)    Named Executive Officer Grants and Minimum Holding Period. Option and SAR Awards made or granted to any Named Executive Officer shall provide that any Shares received in connection with the exercise or vesting thereof shall be subject to an additional one year holding period before any sale or transfer of such Shares may take place, other than with respect to any Shares withheld by the Company to satisfy a Participant’s withholding tax obligation in connection with an Award.

Section 6.04    Additional Limitations Applicable to Incentive Stock Options.

(a)    General. To the extent that any Award granted pursuant to this Plan contains an Incentive Stock Option, the limitations and conditions of this Section shall apply to such Incentive Stock Option and the Award Agreement relating thereto in addition to the terms and conditions otherwise specified by the Plan and the Award Agreement.

(b)    Price. The price of an Incentive Stock Option shall be an amount per share not less than the Fair Market Value per share of the Shares on the Grant Date. In the case of Incentive Stock Options granted to an employee of the Company who is a 10% shareholder, the option price shall be an amount per share not less than one hundred ten percent (110%) of the Fair Market Value per share of the Shares on the Grant Date.

(c)    Exercise Period. Unless terminated earlier pursuant to other terms and provisions of the Award Agreement, the term of each Incentive Stock Option shall expire within the period prescribed in the Agreement relating thereto, which shall not be more than five years from the Grant Date, if the Participant is a 10% shareholder (as defined in Code Section 422(b)(6)), and not more than ten years from the Grant Date, if the Participant is not a 10% shareholder (as defined in Code Section 422(b)(6)).

(d)    Limitation on Grants. No Incentive Stock Option shall be granted under this Plan after Termination Date.

(e)    Limitation on Transferability. No Incentive Stock Option shall be assignable or transferable except by will or under the laws of descent and distribution. During the lifetime of a Participant, an Incentive Stock Option shall be exercisable only by the Participant and may not be transferred or assigned.

(f)    Maximum Exercise Rule. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under this Plan and any other incentive stock option plan (within the meaning of Code Section 422) of the Company or any parent or subsidiary corporation of the Company shall not exceed $100,000.

(g)    Other Code Limits. Incentive Stock Options may be granted only to employees of the Company (or a Subsidiary) that satisfy the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required for the Option be an “incentive stock option” within the meaning of Code Section 422.

Section 6.05     Additional Provisions Related to Restricted Stock.

(a)    The Committee may impose restrictions on Restricted Stock based upon any one or more of the following criteria: (i) the achievement of specific Performance Targets, (ii) vesting based on period of service with the Company and any of its Subsidiaries, (iii) applicable federal or state securities laws, or (iv) any other basis determined by the Committee, in its sole discretion.

(b)    Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Restricted Stock as Performance-Based Compensation, the Committee shall establish restrictions based upon the achievement of pre-established Performance Targets. The specific Performance Targets that must be satisfied for the Period of Restriction to lapse or terminate shall be established the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as Performance-Based Compensation. In granting Restricted Stock that is intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

Section 6.06    Termination of Awards.

(a)    Each Award granted under the Plan shall set forth a termination date, which shall be not later than ten years from the Grant Date, subject to earlier termination as set forth in this Plan or the Award Agreement.

(b)    The Committee shall establish the effect of a Separation from Service on the rights and benefits under each Award and in so doing may make distinctions based upon, among other factors, the cause of termination and type of Award. A Participant’s Separation from Service as a Director shall not, unless otherwise expressly provided by the Committee, accelerate or otherwise increase the number of Shares subject to an Award. Following Separation from Service, an Award may be exercised only in accordance with the applicable Award Agreement and, unless otherwise expressly provided by the Committee, only with respect to that number of Shares for which the Award could have been exercised by the Participant on the date of Severance from Service.

(c)    The Committee may cancel any unexpired or unpaid Awards at any time, if the Participant is not in compliance with all applicable provisions of this Plan or with any Award Agreement, or if the Participant, whether or not he is currently employed by an Employer, engages in any of the following activities without the prior written consent of the Employer:

(1)    directly or indirectly renders services to or for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Employer; or

(2)    discloses to anyone outside of the Employer, or uses for any purpose other than the Employer’s business, any confidential or proprietary information or material relating to the Employer, whether acquired by the Participant during or after employment with the Employer.

The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he is in compliance with all applicable provisions of the Plan and of any Award Agreement and has not engaged in any activities referred to in clauses (1) and (2) above.
(d)    Subject to Section 6.09, (i) upon the dissolution, liquidation, or sale of all or substantially all of the business, properties, and assets of the Company, (ii) upon any reorganization, merger, consolidation, sale, or exchange of securities in which the Company does not survive, (iii) upon any sale, reorganization, merger, consolidation, or exchange of securities in which the Company does survive and any of the Company’s shareholders have the opportunity to receive cash, securities of another corporation, partnership, or limited liability company and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than 50% of the then outstanding Shares (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein as an “Extraordinary Event”), the Plan and each outstanding Award shall terminate, subject to any provision that has been made by the Committee through a plan of reorganization or otherwise for the substitution, assumption, settlement, or other continuation of the Awards. If Awards are to terminate (with no substitution, assumption, settlement, or other continuation) in such circumstances, each Participant shall have the right, by giving notice at least ten days before the effective date of the Extraordinary Event (“Effective Date”), to exercise on or before the Effective Date, in whole or in part, any unexpired Award issued to the Participant, to the extent that the Award is vested and exercisable as of the Effective Date.

Section 6.07    Rights as a Shareholder. Unless otherwise provided by the Board or the Committee, a Participant shall have rights as a shareholder with respect to Shares covered by an Award, including voting rights or rights to dividends, only upon the date of issuance of a certificate to him and, if payment is required, only after payment if full has been made for such Shares.

Section 6.08    Limits on Exercise and Transfer.

(a)    Except as expressly provided in (or pursuant to) Subsection (b), by applicable law, or by the Award Agreement, as the same may be amended:

(1)    all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance, or charge;

(2)    Awards must be exercised only by the Participant; and

(3)    amounts payable or shares issuable pursuant to an Award must be delivered only to (or for the account of) the Participant.

In addition, the Shares shall be subject to the restrictions, if any, imposed in the applicable Award Agreement.
(b)    The exercise and transfer restrictions in Subsection (a) shall not apply to:

(1)    transfers to the Company;

(2)    the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

(3)    if the Participant has suffered a disability, transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative in accordance with the applicable Award Agreement.

Section 6.09    Acceleration of Awards.

(a)    Notwithstanding the provisions of Article VI or any provision to the contrary contained in a particular Award Agreement, the Committee, in its sole discretion, may accelerate the vesting and exercisability of all or any portion of any Award then outstanding. The decision by the Committee to accelerate an Award or to decline to accelerate an Award shall be final. In the event of the acceleration of the exercisability of Awards as the result of a decision by the Committee pursuant to this Section, each outstanding Award so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion, provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Award) may not materially adversely affect the rights of any Participant without the consent of that Participant. Any outstanding Award that has not been exercised by the holder at the end of such period shall terminate automatically at that time.

(b)    If the vesting of an Award has been accelerated in anticipation of an event, and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

Section 6.10    Substitute Awards. If the Company at any time should succeed to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Awards may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase shares in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Awards shall be granted (if at all), the person or persons to receive such substitute Awards (who need not be all option holders of such entity), the number of Awards to be received by each such person, the exercise price of such Award, and the other terms and conditions of such substitute Awards.

ARTICLE VII
WITHHOLDING OF TAXES

The Company (or a Subsidiary) may deduct and withhold from the wages, salary, bonus, and other income paid by the Company (or Subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Award, the lapse of restrictions with respect to Restricted Stock, or the sale of the Shares issued to the Participant upon the exercise of an Award, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s (or Subsidiary’s) concurrent or next payment of wages, salary, bonus, or other income to the Participant or by payment to the Company by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of Shares or amount of cash issued upon exercise of an Award (for which purpose such Shares shall be valued at Fair Market Value at the time of exercise). Notwithstanding the foregoing, the Company shall not be obligated to issue certificates representing the Shares to be acquired through the exercise of an Award, if the Participant fails to provide the Company with adequate assurance that the Participant will pay such amounts to the Company as required herein. Participants shall notify the Company in writing of any amounts included as income in the Participants’ federal income tax returns in connection with an Award. Any Shares or cash withheld by the Company to satisfy a Participant’s withholding tax obligation in connection with an Award shall not exceed the number of Shares or amount of cash necessary to satisfy the minimum required levels of withholding under applicable law.

ARTICLE VIII
COMPLIANCE WITH LAWS

Section 8.01    General. The Plan, the granting and vesting of Awards under the Plan, the offer, issuance, and delivery of the Shares, and the payment of money under the Plan or under Awards are subject to compliance with all applicable federal and state laws, rules, and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. A person acquiring any securities under the Plan shall, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

Section 8.02    Compliance with Securities Laws. No Participant shall sell, pledge, or otherwise transfer Shares acquired pursuant to an Award or any interest in such Shares except in accordance with the express terms of the Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws. Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Shares or file any registration statement under either federal or state securities laws.

ARTICLE IX
EFFECTIVENESS, TERMINATION AND AMENDMENTS

Section 9.01    Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan within 12 months following its adoption by the Board, the Plan will be of no further force or effect.

Section 9.02    Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 9.03, or the tenth (10th) anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

Section 9.03    Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. Adjustments contemplated by Section 5.04 shall not be deemed to be amendments for purposes of the foregoing. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. Subject to Sections 6.06 and 6.09, no termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

Section 9.04    Amendment of Awards. Subject to Section 9.05, the Committee may unilaterally amend the terms of any Award Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Article X.

Section 9.05    No Option or SAR Repricing. Except as provided in Section 5.04, no Option or Stock Appreciation Right Award granted under the Plan may be (a) amended to decrease the exercise price thereof, (b) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (c) cancelled in exchange for cash, other property or the grant of any Restricted Stock Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (d) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s shareholders.

ARTICLE X
CLAWBACK OF AWARDS

Section 10.01    Forfeiture under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, to the extent required by such Section 304, shall reimburse the Company for (a) the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement, and (b) any profits received from the sale of securities of the Company during that 12-month period.

Section 10.02    Repayment as a Result of Improper Conduct. If an Award has been paid to an executive officer of the Company or to his or her spouse or beneficiary, and the Committee later determines either (a) that financial results used to determine the amount of that Award must be materially restated and that the executive officer engaged in fraud or intentional misconduct related thereto, or (b) that recovery or repayment of the Award is required by applicable law, the Company will seek repayment or recovery, as appropriate, of the Award to the extent overpaid notwithstanding any contrary provision of the Plan. In addition, the Committee may provide that any Award, including any Shares subject to or issued under an Award, is subject to any other recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

ARTICLE XI
INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any act or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in satisfaction of a judgment in any such action, suit, or proceeding except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is not entitled to indemnification under applicable law; provided, however, within 60 days after institution of any such action, suit, or proceeding, such Committee member shall in writing offer the Company the opportunity, at the Company’s expense, to handle and defend the same, and such Committee member shall cooperate with and assist the Company in the defense of any such action, suit, or proceeding. The Company shall not be obligated to indemnify any Committee member with regard to the settlement of any action, suit, or proceeding to which the Company did not give its prior written consent.
ARTICLE XII
NOT AN EMPLOYMENT OR CONSULTING AGREEMENT

Nothing contained in the Plan or in any Award Agreement shall confer, intend to confer, or imply any right of employment or right to continued employment by, or rights to a continued relationship with, the Company (or any affiliate) in favor of any Participant or limit the ability of the Company (or any affiliate) to terminate, with or without cause, in its sole and absolute discretion, the employment of any Participant, subject to the terms of any written employment to which a Participant is a party. In addition, nothing contained in the Plan or in any Award Agreement shall preclude any lawful action by the Company or the Board. Status as an eligible person under the Plan shall not be construed as a commitment that any Award will be granted to the eligible person.

ARTICLE XIII
MISCELLANEOUS

Section 13.01    Non-Exclusivity of Plan. Nothing in the Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Shares, under any other plan or independent authority.

Section 13.02    No Restriction on Corporate Powers. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

Section 13.03    No Fiduciary Duties. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person.

German American Bancorp, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

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2019 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Zachary W. Bawel	☐	☐
02 - J. David Lett	☐	☐
03 - Lee A. Mitchell	☐	☐
04 - Thomas W. Seger	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

030W5B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/GABC

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — GERMAN AMERICAN BANCORP, INC.

Proxy Solicited by Board of Directors for Annual Meeting of Shareholders — May 16, 2019

U. Butch Klem and M. Darren Root, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of German American Bancorp, Inc. to be held on May 16, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed on the reverse side. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

German American Bancorp, Inc. VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. X

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Zachary W. Bawel	☐	☐
02 - J. David Lett	☐	☐
03 - Lee A. Mitchell	☐	☐
04 - Thomas W. Seger	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 1 3 4 2 2

030W6B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/GABC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — GERMAN AMERICAN BANCORP, INC.

Proxy Solicited by Board of Directors for Annual Meeting of Shareholders — May 16, 2019

U. Butch Klem and M. Darren Root, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of German American Bancorp, Inc. to be held on May 16, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed on the reverse side. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)